Investment Advisers
United States Trust Company of New York
114 West 47th Street
New York, NY 10036

U.S. Trust Company
225 High Ridge Road
Stamford, CT 06905

Transfer Agent
Chase Global Funds Services Company
73 Tremont Street
Boston, MA 02108
(800) 446-1012

Distributor
Edgewood Services, Inc.
5800 Corporate Drive
Pittsburgh, PA 15237


SHARES OF THE FUNDS ARE NOT DE-
POSITS OR OBLIGATIONS OF, OR
GUARANTEED OR ENDORSED BY, ANY
BANK, AND THE SHARES ARE NOT FED-
ERALLY INSURED BY THE FEDERAL DE-
POSIT INSURANCE CORPORATION, BANK
INSURANCE FUND, FEDERAL RESERVE
BOARD, OR ANY OTHER GOVERNMENTAL
AGENCY. AN INVESTMENT IN A FUND
IS SUBJECT TO RISK OF PRINCIPAL.

US EXITIS A00


                           [LOGO OF EXCELSIOR FUNDS]

                              Institutional Shares

                                  Equity Fund
                                  Income Fund
                             Total Return Bond Fund
                           International Equity Fund
                              Optimum Growth Fund
                               Value Equity Fund


                                 Annual Report
                                 March 31, 2000

                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholder:

  The fiscal year ended March 31, 2000 was exciting and rewarding both domestically and abroad. In the U.S. and around the world, preparations for "Y2K" and millennium celebrations consumed everyone's thoughts. The U.S. economy was in the midst of an extraordinary expansion. Simultaneously, Europe prepared for and converted to a new central currency, the Euro. Meanwhile, Asia rebounded from fiscal turmoil in several key markets in early 1999.

  All the major domestic equity indices exhibited strong performance. As the fiscal year ended, the breadth of performance extended from the familiar large-capitalization stocks to the mid-sized and small-cap stocks. Technology stocks led all market sectors to new highs. This occurred, despite several interest rate hikes by the Federal Reserve Board. The rising interest rate environment and continued economic expansion seemed to temper only the performance of the fixed-income markets.

  Given the continued rate of expansion of the U.S. economy, we believe interest rate increases are inevitable. This environment will make the coming year a challenging one in the financial markets. We are confident that the broad array of domestic and international equity as well as taxable and tax-exempt fixed-income funds will help you meet your financial objectives.

  On May 31, 2000, U.S. Trust Corporation, parent of the advisers to the Excelsior Fund family ("U.S. Trust"), merged with a subsidiary of The Charles Schwab Corporation. Earlier in the month, shareholders of the Excelsior Funds approved new advisory contracts that will enable U.S. Trust to remain as the investment adviser to the Excelsior Funds after the merger. We look forward to participating in the benefits which the merger of such outstanding organizations may bring to Excelsior Funds.

                                          Sincerely,

                                          /s/ Frederick S. Wonham
                                          Frederick S. Wonham
                                          Chairman of the Board and President

                         EXCELSIOR INSTITUTIONAL TRUST
                            ADVISER'S MARKET REVIEW

  For the fiscal year ended March 31, 2000, global financial market performance was mixed. In the U.S., despite some volatility, the equity markets posted another year of well-above-average gains. International equity markets overall saw strong gains as well. Asian markets continued their dramatic recovery, though they gave up some ground in the final quarter. Europe overall proved somewhat sluggish at the start of the year but picked up markedly in the second half. Latin America, also, began the year in uncertainty but strengthened in the second half. Domestic fixed-income markets saw extremely challenging conditions through the first three quarters, though the fiscal fourth quarter saw a strong market rally -- though not across the board.

Domestic Equity Markets

  The fiscal year began on a positive note, with news that the economy was continuing to grow strongly with little signs of inflation. In the first week of April, the high-tech sector drove the market higher. The tech-heavy NASDAQ Composite Index rose to a record high for the first time in two months. And the Dow Jones Industrial Average climbed over the 10,000 mark on April 7, aided by strong gains from the financial stocks. Small caps continued to under perform the broader market.

  The environment changed dramatically, however, in the second week of April. Investors abandoned the small number of growth stocks that had been driving the market for so long -- especially technology-- and poured into beaten-down but economically sensitive cyclical issues and even the long-suffering mid- and small-cap stocks. Part of the catalyst seemed related to the view that the world economy would grow faster than expected. Part may also have been related to valuation issues as well as mounting fears regarding the sustainability of earnings growth. The broadening trend continued in May and June, though with some volatility. The pummeled Internet stocks began to show signs of recovery in the latter half of June. In mid-June, both the equity and fixed-income markets responded positively to Federal Reserve Chairman Alan Greenspan's comments that suggested that the Fed would not raise rates aggressively. This did in fact occur on the final day of the quarter.

  The second quarter began on an encouraging note, rallying on the heels of the rate hike and adoption of a neutral bias. This, along with optimism about corporate profits, pushed the major indices to new highs in the first week of the quarter. The stock market environment quickly grew more mixed thereafter, though computer and tech stocks did manage to push the NASDAQ to record-high territory by mid-month, August was mixed, as the broadening trend that began in April seemed to run out of steam. The recovering cyclicals faded, growth stocks trounced value stocks, big caps regained leadership versus small caps, and technology rebounded. These trends held sway through September.

  The third quarter, however, was remarkably strong for domestic equities. Financial stocks, for instance, were given a boost at the end of October when Congress agreed to repeal portions of the Glass-Steagall Act. Heading into November, the NASDAQ Composite Index continued to be the real story, posting consecutive highs through calendar year end. Also noteworthy, small-cap stocks -- paced by Internet stocks -- rebounded strongly in the quarter.

  The fourth fiscal quarter, however, was decidedly bumpy. Concerns regarding inflation, interest rates, and valuation levels fed speculation that the market might rotate out of technology into the value areas of the market. In fact, in the first days of January, the technology heavy NASDAQ Composite Index declined, while health care, energy and financials showed signs of life. But -- in a pattern that would repeat itself over and over again in the quarter -- the "rotation" didn't last. Technology came roaring back. Internet, semiconductors, fiber optics, biotechnology, and small-cap stocks all saw strong gains. The same pattern held in February. The start of March saw the DJIA regain some lost ground. In the quarter's final weeks, both the DJIA and S&P 500 showed renewed strength, while the NASDAQ and Russell 2000 Index of small company stocks faltered and then recovered.

International Equity Markets

  In the first fiscal quarter, international markets rose moderately. The weakest region was Europe, specifically the UK, whereas Emerging Asia was the strongest, followed by Latin America and Japan. One of the major surprises in the period was the weakness of the Euro, due to 1) The shifting of assets by investors from Europe to Asia. Many so-called "global and international" managers were almost entirely invested in Europe at calendar year end and were unprepared for Asia's sharp recovery; 2) the predecessor currencies had strengthened significantly before the Euro was introduced; 3) the surprising strength of the US economy and therefore the US dollar caused Euro weakness by default; and 4) the core European economies bore the brunt of export weakness in response to last year's emerging markets crises.

  Meanwhile, the Asian economies were recovering strongly, as corporate restructuring began to be embraced in Japan and throughout Emerging Asia, boosting earnings growth.

  The international markets picked up in the second fiscal quarter. A weaker US dollar helped returns, especially in Japan, the best performer among developed markets during the quarter, after two consecutive quarters of positive GDP growth. As a result, Asia Pacific did well in spite of South East Asia falling victim to profit taking after its strong run. Similarly Latin America was the weakest region globally, after a strong run in the prior two quarters. Europe was the laggard amongst the regions.

  The third quarter saw a powerful rally for the world's equity markets -- representing the first time since 1994 that international equities outperformed the U.S. market. Europe and Latin America picked up markedly in the quarter, but the performance driver was clearly Asia. In Europe, Finland and Sweden led the pack with their high concentration in telecommunications stock. The Y2K issue turned out to be a non-event, even in the least developed parts of the world.

  The fiscal fourth quarter began on a mixed note with no clear regional direction and an overwhelming differentiation of "old economy" versus "new economy" companies. The period experienced tremendous volatility and rapid sector rotation. The world's developed markets were down a small fraction. Canada and the emerging markets led performance, while there was no clear regional leadership as seen by Europe, Asia, and Latin America -- each of which posted moderate gains in the period.

Fixed Income Markets

  The fixed-income markets struggled during the first three quarters of the fiscal year. At the outset of the year, the bond market came under increasing pressure in the second quarter, as inflation fears drove the yield on the long bond to over 6.0%.

  Continued signs of strength in the U.S. economy, rising oil prices, and an improving global outlook fueled investor concerns about rising inflation and led the Fed to announce a bias toward tightening monetary policy in May.

  However, solid evidence of inflation remained elusive. True to its indications, the Fed did in fact raise the federal funds rate by 25 basis points at the end of June, and signaled a return to a neutral bias.

  The challenging conditions persisted unabated in the second quarter. In the period, the Treasury curve moved barely at all. In many ways, the quarter was marked by uncertainty -- about interest rates, inflation, and economic growth. Economic growth proved to be relatively low in the first fiscal quarter, but stronger growth was expected in the second. Inflation concerns were propelled by higher oil prices, strong employment and some glimpses of wage pressure. Still, however, Producer Price Index and Consumer Price Index numbers remained moderate in the period, but eventually data published in a National Association of Purchasing Managers survey spooked the market. On the interest-rate front, everyone believed that the Fed was on hold after the June increase -- at least until its rate hike and return to a tightening bias late in the quarter.

  Municipal securities had a poor quarter as well, as the market showed disdain for longer-maturity securities in particular.

  Corporate, mortgage, asset-backed and government agency securities' yield to Treasury spreads were volatile as well. This was the result of unusually large issuance in the second quarter driven by concerns that liquidity would dry up at calendar year end on Y2K fears.

  The third quarter only saw more of the same challenges. Interest rates rose across the board, though taxables rose more than municipal securities.

  The fourth quarter, however, saw the fixed-income markets rally strongly -- though not across the board. While yields moved up at the short end of the Treasury yield curve, 5-year Treasuries were basically flat, 10-year issues were down, and the long bond declined.

  Still, the quarter began with yield increases for all maturities due to persistent concerns about economic growth and fear of additional Federal Reserve interest-rate hikes. In February, however, the government announced a $30 billion Treasury buyback, which ignited a rally -- though mostly at the long end. When the Fed increased rates again in March, the market seemed to take it as a sign that rate hikes were at (or nearing) an end, and the rally continued.

  Much the same was true for municipal securities, though as usual they lagged Treasuries. There wasn't much demand for long munis in the period, but a decline in supply kept the market in decent shape.

  On the taxable side, spreads widended through the first half of the quarter. Momentum picked up toward quarter end due to the announced Treasury buyback as well as news of possible limits on Treasury backing of the Government Sponsored Enterprises (FNMA, FHLMC, SLMA, FHLB, FFCB, and TVA).

ADVISOR'S INVESTMENT REVIEW
EXCELSIOR INSTITUTIONAL TRUST                                        EQUITY FUND
--------------------------------------------------------------------------------

  For the twelve months ended March 31, 2000, the Fund realized a total return of 25.75%*, versus 17.95%** for the Standard & Poor's 500 Composite Stock Price Index and for the same period ranked 103 out of 424 funds, based on total return, in the Lipper Large-Cap Core category.*** The Fund ranked 63 out of 141 funds in the same Lipper category for the five years ended March 31, 2000, with a cumulative total return of 211.53%.* Our investment strategy remained consistent; we emphasized a long-term investment horizon (as opposed to attempts at timing the market), broad portfolio diversification across strategies and investment themes, and solid good business values. Through much of the fiscal year, until well into the fiscal fourth quarter, technology was by far the best-performing sector of the market. Many technology companies were experiencing strong growth as spending on all types of information and communication technology grew due to the burgeoning Internet and the need to reduce costs and improve productivity. Strong technology performers within the Fund included Cisco Systems, Sun Microsystems, EMC, Microsoft, Nokia and Texas Instruments, as well as Yahoo and America Online in the Internet space. The Fund's financial stocks performed very well on a relative basis, despite the substantial increase in long-term interest rates. Financial leaders were Morgan Stanley Dean Witter, Citigroup and American International Group. Other strong performers included CBS, Liberty Media, and Home Depot in the consumer category, General Electric and Honeywell in capital goods and Nextel and General Motors Class H in communications. Gillette and Coca-Cola showed considerable weakness within the consumer staple group. Drug stocks were also weak, due in part to concerns about potential legislation/regulation.


                                    [GRAPH]

----------------------------------------------
                 Equity Fund+
----------------------------------------------
        Average Annual Total Return
             Ended on 3/31/00*
----------------------------------------------
1 year    5 years    Since Inception (1/16/95)
----------------------------------------------
25.75%    25.52%              25.59%
----------------------------------------------

                               Standard & Poor's
                              500 Composite Stock
                                  Price Index**           Equity Fund

            1/24/95                  10,000                  10,000
            3/31/95                  10,970                  10,570
            3/31/96                  14,490                  12,388
            3/31/97                  17,380                  14,294
            3/31/98                  25,690                  21,667
            3/31/99                  30,430                  26,028
            3/31/00                  35,892                  32,730


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

  The above illustration compares a $10,000 investment made in Equity Fund and a broad-based index since 1/16/95 (inception date). For comparative purposes, the value of the index on 12/31/94 is used as the beginning value on 1/16/95. All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
------------
  * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: Standard & Poor's Corporation--Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
*** Source: Lipper Analytical Services, Inc.--Lipper is an independent mutual fund performance monitor.
  + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.

ADVISOR'S INVESTMENT REVIEW
EXCELSIOR INSTITUTIONAL TRUST                                        INCOME FUND
--------------------------------------------------------------------------------

  For the twelve months ended March 31, 2000, the Fund realized a total return of 1.16%* versus 2.07%** for the Lehman Brothers Intermediate Govt/Corp Bond Index and for the same period ranked 42 out of 171 funds, based on total return, in the Lipper Corporate Debt A-Rated category.*** The Fund ranked 48 out of 110 funds in the same Lipper category for the five years ended March 31, 2000, with a cumulative total return of 36.11%.* Through the first three fiscal quarters, the Fund benefited from an overexposure to commercial mortgage and asset backed securities while an underweight in lower investment grade securities was a drag on performance. Heading into the final fiscal quarter, the Fund continued to benefit from its concentration in higher-quality bonds. The Funds overweight position in high-quality asset-backed securities, commercial mortgages, and Ginnie Mae securities caused it to outperform underweighted lower-grade corporates and Government agency securities. An overweight position in Ginnie Mae securities relative to Fannie Mae's and a bias for yield curve flattening also benefited the Fund. Higher-quality bonds outperformed lower-quality bonds due to a reduction in the supply of U.S. Treasury securities, stock market volatility, and Federal Reserve tightening. From a credit perspective we continue to overweight higher quality spread products until we feel lower quality bonds pay enough to compensate investors for the additional risk.


                                    [GRAPH]

----------------------------------------------
                Income Fund+
----------------------------------------------
        Average Annual Total Return
             Ended on 3/31/00*
----------------------------------------------
1 year    5 years    Since Inception (1/16/95)
----------------------------------------------
1.16%      6.33%             6.68%
----------------------------------------------

                                Lehman Brothers
                             Intermediate Govt/Corp.
                                   Bond Index**            Income Fund

            1/16/95                  10,000                  10,000
            3/31/95                  10,444                  10,301
            3/31/96                  11,440                  11,232
            3/31/97                  11,990                  11,691
            3/31/98                  13,140                  13,068
            3/31/99                  14,005                  13,844
            3/31/00                  14,295                  14,005


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

  The above illustration compares a $10,000 investment made in Income Fund and a broad-based index since 1/16/95 (inception date). For comparative purposes, the value of the index on 12/31/94 is used as the beginning value on 1/16/95. All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
------------
  * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: Lehman Brothers -- Lehman Brothers Intermediate Govt/Corp Bond
    Index is an unmanaged total return performance benchmark comprised of U.S. Government agencies and U.S. Treasury securities and investment grade corporate debt, selected as representative of the market with maturities of one to ten years.
*** Source: Lipper Analytical Services, Inc. -- Lipper is an independent mutual fund performance monitor.
  + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.

ADVISOR'S INVESTMENT REVIEW
EXCELSIOR INSTITUTIONAL TRUST                             TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------

  For the twelve months ended March 31, 2000, the Fund realized a total return of 1.47%* versus 1.68%** for the Lehman Brothers Govt/Corp Bond Index and for the same period ranked 25 out of 171 funds, based on total return, in the Lipper Corporate Debt A-Rated category.*** The Fund's long-term performance has been excellent as well, ranking 15 out of 110 funds, in the same Lipper category for the five years ended March 31, 2000, with a cumulative total return of 40.64%.* In the first fiscal quarter, fixed income spread products widened due to heavy corporate bond supply and Federal Reserve tightening. The Fund was hurt by an overexposure to mortgage and asset backed securities during this period. The Fund also lagged with a slightly longer duration than the market as interest rates rose for intermediate maturities. Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations. We elected to maintain an overweight in this type of high-quality spread product that had provided a generous yield pickup relative to Treasuries. In the second and third fiscal quarters, Fund performance picked up thanks to the addition of mortgage and asset backed securities, on spread widening, and favorable yield curve positioning. Given interest-rate uncertainty, we kept the duration close to the benchmark, waiting to extend until it appeared the Fed was approaching the end of its tightening cycle. In the fiscal fourth quarter, the Fund continued to benefit from its emphasis on higher-quality bonds. Overweights in high-quality asset-backed securities, commercial mortgages, and Ginnie Mae securities outperformed underweighted lower-grade corporates and Government agency securities. This out performance was due to a reduction in supply of Treasury securities, stock market volatility, and Federal Reserve tightening. From a credit perspective we will continue to overweight higher quality spread products until we feel lower quality bonds pay enough yield to compensate investors for the additional risk.



                                    [GRAPH]

----------------------------------------------
          Total Return Bond Fund+
----------------------------------------------
        Average Annual Total Return
             Ended on 3/31/00*
----------------------------------------------
1 year    5 years    Since Inception (1/19/95)
----------------------------------------------
 1.47%     7.03%              7.40%
----------------------------------------------

                                Lehman Brothers          Total Return
                            Govt/Corp. Bond Index**        Bond Fund

            1/19/95                  10,000                  10,000
            3/31/95                  10,500                  10,320
            3/31/96                  11,650                  11,515
            3/31/97                  12,160                  12,002
            3/31/98                  13,670                  13,467
            3/31/99                  14,565                  14,284
            3/31/00                  14,866                  14,494


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

  The above illustration compares a $10,000 investment made in Total Return Bond Fund and a broad-based index since 1/19/95 (inception date). For comparative purposes, the value of the index on 12/31/94 is used as the beginning value on 1/19/95. All dividends and capital gain distributions are reinvested.
The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
------------
  * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: Lehman Brothers--Lehman Brothers Govt/Corp Bond Index is an unmanaged total return performance benchmark comprised of U.S. Government agencies and U.S. Treasury securities and investment grade corporate debt, selected as representative of the market.
*** Source: Lipper Analytical Services, Inc. -- Lipper is an independent mutual fund performance monitor.
  + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.

ADVISOR'S INVESTMENT REVIEW
EXCELSIOR INSTITUTIONAL TRUST                          INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

  For the twelve months ended March 31, 2000, the Fund realized a total return of 64.29%,* strongly outpacing the FT/S&P-Actuaries World Indices-World Excluding U.S. Index's return of 27.80%** and ranked 68 out of the 643 funds, based on total return, in the Lipper International Funds category*** for the same period. The Fund also performed well long term, ranking 71 out of 254 funds in the same Lipper category for the five years ended March 31, 2000, with a cumulative total return of 118.15%.* The Fund began the year on a positive note, thanks to several strong holdings (Datacraft, Nintendo, Don Quijote) and in spite of an absence of cyclical stocks in the portfolio. Having added several Asian stocks to the Fund early in the year, the resulting underweight in Europe and overweight in Asia Pacific also helped. Our European technology and telecom stocks also contributed strongly to performance. The same can be said of the fiscal second quarter. Most of the year's gains, however, came in the fiscal third quarter. This was driven in part by powerful market rallies, but also by stock selection. A few Japanese stocks performed particularly well, e.g. Furukawa Electric, NTT Data and Sony. Some European winners were Ericsson, STMicroelectronics and Mannesmann. The fiscal fourth quarter saw performance drop off considerably. The new millennium started on a mixed note with no clear regional direction and an overwhelming differentiation of "old economy" versus "new economy" companies. The quarter experienced tremendous volatility and rapid sector rotation. Fund performance was aided by our continued focus on stock selection, long-term investment horizon and portfolio diversification.


                                    [GRAPH]

----------------------------------------------
         International Equity Fund+
----------------------------------------------
        Average Annual Total Return
             Ended on 3/31/00*
----------------------------------------------
1 year    5 years    Since Inception (1/24/95)
----------------------------------------------
64.29%    16.89%              17.10%
----------------------------------------------

                               FT/S&P-Actuaries
                             World Indices--World        International
                             Excluding U.S. Index**       Equity Fund

            1/24/95                  10,000                  10,000
            3/31/95                  10,090                  10,386
            3/31/96                  11,370                  12,787
            3/31/97                  11,570                  13,440
            3/31/98                  13,560                  14,771
            3/31/99                  14,084                  13,797
            3/31/00                  17,999                  22,667


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.
International investing is subject to special risks such as currency fluctuations and differences in accounting and taxation standards.

  The above illustration compares a $10,000 investment made in International Equity Fund and a broad-based index since 1/24/95 (inception date). For comparative purposes, the value of the index on 12/31/94 is used as the beginning value on 1/24/95. All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
------------
  * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: Goldman Sachs--The FT/S&P-Actuaries World Indices--World Excluding
    U.S. Index is a widely accepted, unmanaged index of global stock market performance, including Canada, Mexico, Europe, Australia, New Zealand, South Africa and the Far East. The Index includes dividends reinvested.
*** Source: Lipper Analytical Services, Inc.--Lipper is an independent mutual fund performance monitor.
  + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.

ADVISOR'S INVESTMENT REVIEW
EXCELSIOR INSTITUTIONAL TRUST                                OPTIMUM GROWTH FUND
--------------------------------------------------------------------------------

  For the twelve months ended March 31, 2000, the Fund realized a total return of 27.66%* versus 34.11%** for the Russell 1000 Growth Index. As always, we continued to focus exclusively on high-quality, large-cap companies that we believe have superior growth potential. We concentrate the Fund in roughly 25 names and we don't concern ourselves with issues of market timing and valuation. Our policy is to let the winners run and to eliminate the losers and/or those companies whose fundamental earnings outlook deteriorates for what we expect will be a sustained period of time. As a result, the Fund's largest holdings are generally its best performing as well. The Fund's top holdings, as of fiscal year end, included EMC, America Online, Intel, Home Depot, Dell Computer, Nokia, Microsoft, Medtronic, and Sun Microsystems. In addition, a structured overlay, representing 30% of Fund assets, consists of a complimentary basket of stocks selected from the Russell 1000 growth stocks. The overlay is designed to increase diversification and reduce volatility without materially inhibiting return potential. Throughout the year, the Fund's technology companies continued to be important contributions to performance. Among these, we would highlight BMC Software, Nokia, Sun Microsystems, America Online, and JDS Uniphase. We feel our holdings have strong balance sheets and use less debt financing than the average company, and continue to benefit from several powerful trends: accelerating Internet activity, the proliferation of wireless communication, increasing globalization of the financial markets, and the trend toward outsourcing of non-mission-critical business activities. We continue to focus on making long-term commitments to leading companies in fast-growing industries.



                                    [GRAPH]

----------------------------------------------
           Optimum Growth Fund+
----------------------------------------------
        Average Annual Total Return
             Ended on 3/31/00*
----------------------------------------------
1 year    Since Inception (6/1/96)
----------------------------------------------
27.66%            39.09%
----------------------------------------------

                                 Optimum Growth          Russell 1000
                                      Fund              Growth Index**

             6/1/96                  10,000                  10,000
            9/30/96                  10,004                  10,374
            3/31/97                  10,223                  11,059
            9/30/97                  13,423                  14,139
            3/31/98                  16,444                  16,528
            9/30/98                  16,851                  15,701
            3/31/99                  27,749                  21,166
            9/30/99                  26,700                  21,174
            3/31/00                  35,424                  28,386


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

  The above illustration compares a $10,000 investment made in Optimum Growth Fund and a broad-based index since 6/1/96 (inception date). All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
------------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested.
** Source: The Russell Company -- The Russell 1000 Growth Index is an unmanaged index and is composed of the 1,000 companies with higher price-to-book ratios and higher forecasted growth values in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. Companies by market capitalization. The Index includes dividends reinvested.
 + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.

ADVISOR'S INVESTMENT REVIEW
EXCELSIOR INSTITUTIONAL TRUST                                  VALUE EQUITY FUND
--------------------------------------------------------------------------------

  For the twelve months ended March 31, 2000, the Fund realized a total return of 41.92%,* exceeding the Russell 1000 Value Index's return of 6.33%,** and ranked 60 out of 372 funds, based on total return, in the Lipper Multi-Cap Core Funds category*** for the same period. The fiscal year began strongly for the Fund. We made few alterations to the portfolio; as always, the Fund remained broadly diversified, and consequently benefited from the broadening of the market that we had been anticipating, specifically the better relative performance of value vs. growth. That said, several of the Fund's more growth-oriented names continued to do well, particularly those in the technology and transportation areas. Conditions grew more challenging in the fiscal second quarter, however. The largest factor impacting Fund performance was the screeching stop to the value stocks' recovery. The portfolio's technology holdings did manage to dampen the negative impact somewhat, however. The Fund's largest individual holdings include Nokia, Global Crossing, IBM, Texas Instruments, Bristol Myers, AT&T, and Liberty Media. These were also among the Fund's best performers in the quarter. Once again, at least in the third quarter, technology was the principal performance driver -- in particular our long-held positions in Nokia (the Fund's largest position) and IBM. Other strong gains were seen in the Fund's small positions in Akamai Technologies, Bluestone Software, and Broadbase Software. Financials, which had been such an aid to the fund in 1998, were an overall drag on performance. In the final quarter, however, the Fund began to see improved performance from some of the more value-oriented and rate-sensitive holdings (Ford, GM, Centex, and the financials). Comfortable with its basic structure, we made few changes to the Fund during the quarter. We did take some profits in some technology holdings that had performed exceptionally well.


                                    [GRAPH]

----------------------------------------------
             Value Equity Fund+
----------------------------------------------
        Average Annual Total Return
             Ended on 3/31/00*
----------------------------------------------
1 year    Since Inception (6/1/96)
----------------------------------------------
41.92%            27.92%
----------------------------------------------

                                                         Russell 1000
                                Value Equity Fund        Value Index**

             6/1/96                  10,000                  10,000
            9/30/96                  10,261                  10,299
            3/31/97                  11,391                  11,617
            9/30/97                  15,397                  14,657
            3/31/98                  17,030                  17,096
            9/30/98                  14,364                  15,183
            3/31/99                  18,105                  17,958
            9/30/99                  18,911                  18,024
            3/31/00                  25,695                  19,095


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

  The above illustration compares a $10,000 investment made in Value Equity Fund and a broad-based index since 6/1/96 (inception date). All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
------------
  * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: The Russell Company -- The Russell 1000 Value Index is an unmanaged index and is composed of the 1,000 companies with lower price-to-book ratios and lower forecasted growth values in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. Companies by market capitalization. The Index includes dividends reinvested.
*** Source: Lipper Analytical Services Inc.--Lipper is an independent mutual fund performance monitor.
  + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.

Excelsior Institutional Trust
Schedule of Investments
March 31, 2000

Equity Fund




   Shares                                                              Value
 ----------                                                         ------------

 COMMON STOCKS -- 98.54%
            CAPITAL GOODS -- 7.83%
     18,631 Ford Motor Co. ......................................   $    855,861
     59,766 General Electric Co. ................................      9,274,936
     55,303 Illinois Tool Works, Inc. ...........................      3,055,491
        800 +Silicon Laboratories, Inc. .........................         70,800
     20,746 Texas Instruments, Inc. .............................      3,319,360
                                                                    ------------
                                                                      16,576,448
                                                                    ------------
            CONSUMER CYCLICAL -- 23.10%
      3,789 +Amazon.com, Inc. ...................................        253,626
     42,411 +AT&T Corp. .........................................      2,512,852
     50,663 Bristol-Meyers Squibb Co. ...........................      2,925,788
      4,466 +Brocade Communications Systems, Inc. ...............        799,414
     74,773 +CBS Corp. ..........................................      4,234,021
      2,445 +Commerce One, Inc. .................................        364,916
      1,919 +eBay, Inc. .........................................        337,624
        450 +Foundry Networks, Inc. .............................         62,803
     17,781 +General Motors Corp., Class H.......................      2,213,735
     58,186 Home Depot, Inc. ....................................      3,752,997
     35,202 Honeywell International, Inc. .......................      1,854,705
     76,505 McDonald's Corp. ....................................      2,873,719
     40,661 Medtronic, Inc. .....................................      2,091,500
     41,393 Merck & Co., Inc. ...................................      2,571,540
    140,682 Pfizer, Inc. ........................................      5,143,686
     54,964 Schering-Plough Corp. ...............................      2,019,927
     99,400 Time Warner, Inc. ...................................      9,940,000
     87,641 Wal-Mart Stores, Inc. ...............................      4,864,076
        200 +Webmethods, Inc. ...................................         48,225
        200 +724 Solutions, Inc. ................................         24,600
                                                                    ------------
                                                                      48,889,754
                                                                    ------------
            CONSUMER STAPLE -- 6.32%
     65,358 Bestfoods............................................      3,059,571
     55,720 Coca-Cola Co. .......................................      2,615,358
     82,735 Gillette Co., Class H................................      3,118,075
      4,925 +Human Genome Sciences, Inc. ........................        408,775
     26,252 Johnson & Johnson Co. ...............................      1,839,281
     41,472 Procter & Gamble Co. ................................      2,332,800
                                                                    ------------
                                                                      13,373,860
                                                                    ------------
            ENERGY -- 5.31%
     53,242 BP Amoco plc ADR.....................................      2,825,154
      7,481 Enron Corp. .........................................        560,140

   Shares                                                              Value
 ----------                                                         ------------

 COMMON STOCKS -- (continued)
            ENERGY -- (continued)
     52,967 Exxon Mobil Corp. ...................................   $  4,121,495
     64,746 Royal Dutch Petroleum Co. ...........................      3,726,941
                                                                    ------------
                                                                      11,233,730
                                                                    ------------
            FINANCIAL -- 12.84%
     53,600 American International Group, Inc., Class A..........      5,869,200
     45,186 Associates First Capital Corp. ......................        968,675
     27,951 Capital One Financial Corp. .........................      1,339,901
     76,658 Citigroup, Inc. .....................................      4,546,778
     62,671 Firstar Corp. .......................................      1,437,516
     26,470 Household International, Inc. .......................        987,662
    101,960 Mellon Financial Corp. ..............................      3,007,820
     65,828 Morgan Stanley Dean Witter &
             Co. ................................................      5,369,096
     89,291 Wells Fargo Co. .....................................      3,655,350
                                                                    ------------
                                                                      27,181,998
                                                                    ------------
            MANUFACTURING -- 0.33%
        600 +Avanex Corp. .......................................         91,050
      4,978 +JDS Uniphase Corp. .................................        599,849
                                                                    ------------
                                                                         690,899
                                                                    ------------
            TECHNOLOGY -- 41.17%
        400 +Akamai Technologies, Inc. ..........................         64,300
     39,464 +America Online, Inc. ...............................      2,653,954
      9,096 +Amgen, Inc. ........................................        557,699
      2,049 +Ariba, Inc. ........................................        429,137
      1,250 +ArrowPoint Communications, Inc. ....................        148,047
     20,864 Bell Atlantic Corp. .................................      1,275,312
      1,500 +BreezeCom Ltd. .....................................         55,500
      6,954 +BroadVision, Inc. ..................................        313,799
    200,858 +Cisco Systems, Inc. ................................     15,528,834
     32,528 +EMC Corp. ..........................................      4,066,000
      4,925 +Genentech, Inc. ....................................        748,600
      3,494 +Inktomi Corp. ......................................        681,112
     80,721 Intel Corp. .........................................     10,640,037
     32,971 International Business Machines Corp. ...............      3,890,578
     38,530 Lucent Technologies, Inc. ...........................      2,340,698
    117,105 +MCI WorldCom, Inc. .................................      5,313,639
    134,094 +Microsoft Corp. ....................................     14,297,773
      8,417 Motorola, Inc. ......................................      1,198,370

                       See Notes to Financial Statements.

Excelsior Institutional Trust
Schedule of Investments
March 31, 2000

Equity Fund -- (continued)





 Shares                                                                Value
 ------                                                             ------------

 COMMON STOCKS -- (continued)
        TECHNOLOGY -- (continued)
 17,900 +Nextel Communications, Inc., Class A....................   $  2,652,556
 18,415 Nokia Oyj, Class A, ADR..................................      4,000,659
 14,814 Nortel Networks Corp. ...................................      1,866,564
 61,982 +Oracle Corp. ...........................................      4,834,596
  4,119 +QUALCOMM, Inc. .........................................        614,503
    500 +Register.com ...........................................         34,750
 36,127 SBC Communication, Inc. .................................      1,517,334
 63,429 +Sun Microsystems, Inc. .................................      5,942,505
  1,000 +Sycamore Networks, Inc. ................................        128,750
  1,000 +UTStarcom, Inc. ........................................         78,125
  1,150 +ValueClick, Inc. .......................................         24,078
  7,082 +Yahoo!, Inc. ...........................................      1,213,235
                                                                    ------------
                                                                      87,111,044
                                                                    ------------
        TELECOMMUNICATIONS -- 0.30%
  2,615 +Broadcom Corp. .........................................        635,118
                                                                    ------------
        UTILITIES -- 1.34%
 50,279 AT&T Corp................................................      2,828,194
                                                                    ------------
        TOTAL COMMON STOCKS
         (Cost $124,280,948).....................................    208,521,045
                                                                    ------------

 Principal
   Amount                                                              Value
 ----------                                                         ------------

 DEMAND NOTES -- 1.25%
 $1,300,000 Associates Corp. of North America Master Notes.......   $  1,300,000
  1,335,000 General Electric Co. Promissory Notes................      1,335,000
                                                                    ------------
            TOTAL DEMAND NOTES (Cost $2,635,000).................      2,635,000
                                                                    ------------

TOTAL INVESTMENTS
 (Cost $126,915,948).......................................  99.79% $211,156,045
OTHER ASSETS AND
 LIABILITIES (NET).........................................   0.21       445,003
                                                            ------  ------------
NET ASSETS................................................. 100.00% $211,601,048
                                                            ======  ============

--------
+Non-income producing security
ADR--American Depositary Receipt
                       See Notes to Financial Statements.

Excelsior Institutional Trust
Schedule of Investments
March 31, 2000

Income Fund




 Principal                                          Coupon Maturity
   Amount                                            Rate    Date      Value
 ---------                                          ------ -------- -----------
 ASSET BACKED SECURITIES -- 14.06%
 $1,545,000 American Express Credit Account
            Master Trust, Series 00-1, Class A...    7.20% 09/17/07 $ 1,546,993
  2,600,000 CIT Group RV Trust, Series 99-A,
            Class A4.............................    6.16  06/15/13   2,518,880
  2,000,000 Commercial Mortgage Asset Trust,
            Series 99-C1, Class A3...............    6.64  09/17/10   1,871,924
  1,848,797 Government National Mortgage
            Association, Series 99-19, Class A...    6.50  08/16/25   1,764,600
  2,083,009 LB Commercial Conduit Mortgage Trust,
            Series 99-C1, Class A1...............    6.41  08/15/07   1,997,531
  2,053,056 Merrill Lynch Mortgage
            Investors, Inc., Series 95-C2,
            Class C..............................    7.33  06/15/21   2,001,422
    754,591 Mortgage Capital Funding, Inc.,
            Series 98-MC1, Class A1..............    6.42  06/18/07     727,886
  1,588,228 Nomura Asset Securities Corp.,
            Series 98-D6, Class A1A..............    6.28  03/17/28   1,522,904
                                                                    -----------
            TOTAL ASSET BACKED SECURITIES
             (Cost $14,330,990)...................................   13,952,140
                                                                    -----------

 Principal                                         Coupon  Maturity
   Amount                                           Rate     Date      Value
 ---------                                         ------  -------- -----------
 CORPORATE BONDS -- 17.43%
 $2,260,000 Associates Corp. of North America...    5.80%  04/20/04 $ 2,126,321
  1,660,000 Avnet, Inc..........................    7.88   02/15/05   1,669,960
  1,290,000 Bank One Corp.......................    6.88   06/15/03   1,259,397
  1,185,000 Countrywide Home Loans, Inc. .......    6.85   06/15/04   1,150,676
  2,960,000 DaimlerChrysler North American
            Holding Corp........................    7.40   01/20/05   2,952,698
  3,000,000 Ford Motor Credit Co................    5.75   02/23/04   2,825,439
  1,780,000 Ford Motor Credit Co................    7.38   10/28/09   1,741,374
  1,455,000 General Motors Corp.................    6.25   05/01/05   1,376,479
  1,000,000 Mercantile Safe Deposit & Trust Co..    6.10   05/17/04     952,500
  1,290,000 Norwest Corp........................    6.50   06/01/05   1,237,825
                                                                    -----------
            TOTAL CORPORATE BONDS
             (Cost $17,733,729)..................................    17,292,669
                                                                    -----------
 U.S. GOVERNMENT &
  AGENCY OBLIGATIONS -- 66.61%
            Federal Home Loan
            Mortgage Corporation
      1,348 Pool #220001........................   10.75   07/01/00       1,356
            Federal National
            Mortgage Association
  3,510,231 Pool #251502........................    6.50   02/01/13   3,377,765
     12,525 Pool #454758........................    5.50   12/01/28      11,005
    562,807 Pool #496120........................    7.00   04/01/29     540,986
  5,215,890 Pool #504052........................    7.00   06/01/29   5,013,659
  9,992,555 Pool #521423........................    7.50   12/01/29   9,823,501
  4,938,536 Pool #525818........................    7.50   12/01/29   4,854,986
  1,998,401 Pool #531743........................    7.00   02/01/30   1,920,919

                       See Notes to Financial Statements.

Excelsior Institutional Trust
Schedule of Investments
March 31, 2000

Income Fund -- (continued)




 Principal                                           Coupon Maturity
   Amount                                             Rate    Date      Value
 ---------                                           ------ -------- -----------
 U.S. GOVERNMENT & AGENCY
  OBLIGATIONS -- (continued)
            Government National
            Mortgage Association
 $2,016,768 Pool #781036..........................    8.00% 10/15/17 $ 2,039,565
    675,433 Pool #471660..........................    7.50  03/15/28     669,494
  1,541,162 Pool #472028..........................    6.50  05/15/28   1,453,474
  1,623,189 Pool #475847..........................    6.50  06/15/28   1,530,834
  2,045,864 Pool #80205...........................    6.00  06/20/28   2,002,692
  3,667,780 Pool #2687............................    6.00  12/20/28   3,339,536
  3,837,143 Pool #503711..........................    7.00  05/15/29   3,716,323
  1,179,417 Pool #80311...........................    5.50  08/20/29   1,141,494
  2,261,888 Pool #525556..........................    8.00  01/15/30   2,287,456
  2,700,000 Pool #80385...........................    6.00  03/20/30   2,642,887
  9,038,000 U.S. Treasury Bonds...................    7.25  05/15/16   9,989,819
  1,379,767 U.S. Treasury Inflation Index Bond....    3.88  04/15/29   1,368,126
  5,560,000 U.S. Treasury Note....................    6.50  02/15/10   5,754,600
  6,470,000 U.S. Treasury Strip Bonds.............    6.78  02/15/15   2,598,734
                                                                     -----------
            TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
             (Cost $66,628,572)....................................   66,079,211
                                                                     -----------

 Shares                                                                 Value
 ------                                                              -----------
 SHORT-TERM INVESTMENTS -- 1.52%
 759,344 Dreyfus Government Cash Management Fund..................   $   759,344
 749,115 Fidelity U.S. Treasury II Fund...........................       749,115
                                                                     -----------
         TOTAL SHORT-TERM INVESTMENTS (Cost $1,508,459)...........     1,508,459
                                                                     -----------

TOTAL INVESTMENTS
 (Cost $100,201,750)........................................  99.62% $98,832,479
OTHER ASSETS AND
 LIABILITIES (NET)..........................................   0.38      376,657
                                                             ------  -----------
NET ASSETS.................................................. 100.00% $99,209,136
                                                             ======  ===========

                       See Notes to Financial Statements.

Excelsior Institutional Trust
Schedule of Investments
March 31, 2000

Total Return Bond Fund




  Principal                                         Coupon Maturity
   Amount                                            Rate    Date      Value
  ---------                                         ------ -------- -----------
 ASSET BACKED SECURITIES -- 25.51%
 $ 6,580,000 +AESOP Funding II, Series 97-1,
             Class A2............................    6.40% 10/20/03 $ 6,456,099
   6,110,000 American Express Credit Account
             Master Trust, Series 2000-1,
             Class A.............................    7.20   9/17/07   6,117,882
   8,960,000 Capital Auto Receivables Asset
             Trust, Series 99-1, Class A3........    5.68   8/15/04   8,766,822
   3,400,000 Citibank Credit Card Master Trust I,
             Series 99-5, Class A................    6.10   5/15/08   3,211,300
   7,790,000 Commercial Mortgage Asset Trust,
             Series 99-C1, Class A3..............    6.64   9/17/10   7,291,144
   3,665,000 Fannie Mae-Aces, Series 97-M5,
             Class C.............................    6.74   8/25/07   3,556,883
   7,692,600 LB Commercial Conduit Mortgage
             Trust, Series
             99-C1, Class A1.....................    6.41   8/15/07   7,376,929
   5,000,000 MBNA Master Credit Card Trust,
             Series 99-J, Class A................    7.00   2/15/12   4,923,600
   3,938,701 Mortgage Capital Funding, Inc.,
             Series 98-MC1, Class A1.............    6.42   6/18/07   3,799,310
   8,130,000 Nationslink Funding Corp.,
             Series 99-2, Class B................    7.53  11/20/08   8,034,879
   4,867,150 Nomura Asset Securities Corp.,
             Series 98-D6, Class A1A.............    6.28   3/17/28   4,666,963
   3,525,000 Peco Energy Transition Trust,
             Series 99-A, Class A4...............    5.80   3/01/07   3,326,825
                                                                    -----------
             TOTAL ASSET BACKED SECURITIES
             (Cost $68,957,655)...................................   67,528,636
                                                                    -----------

  Principal                                          Coupon Maturity
   Amount                                             Rate    Date     Value
  ---------                                          ------ -------- ----------
 CORPORATE BONDS -- 27.89%
 $ 6,000,000 Associates Corp. of North America....   5.75%  11/01/03 $5,680,314
   3,295,000 Association Corporation of North
             America..............................    5.80   4/20/04  3,100,101
   3,400,000 Avnet, Inc...........................    7.88   2/15/05  3,420,400
  10,380,000 Bank of America Corp. ...............    6.63   6/15/04 10,083,412
   5,370,000 Duke Capital Corp....................    7.25  10/01/04  5,305,259
   9,000,000 Ford Motor Credit Co.................    5.75   2/23/04  8,476,317
   8,105,000 General Motors Acceptance Corp.......    6.85   6/17/04  7,897,942
   4,060,000 Goldman Sachs Group Inc., Series B...    7.35  10/01/09  3,942,966
   4,760,000 Lehman Brothers Holding Corp.........    6.63   4/01/04  4,584,594
   3,895,000 McDonalds Corp.......................    5.90   5/11/01  3,845,643
   7,035,000 Mercantile Safe Deposit & Trust......    6.10   5/17/04  6,700,837
   3,950,000 Morgan Stanley Dean Witter & Co......    6.38   8/01/02  3,862,654
   7,190,000 Star Bank N.A........................    6.38   3/01/04  6,917,312
                                                                     ----------
             TOTAL CORPORATE BONDS
             (Cost $76,011,663)....................................  73,817,751
                                                                     ----------
 U.S. GOVERNMENT & AGENCY
  OBLIGATIONS -- 43.86%
             Federal National
             Mortgage Association
   6,700,000 Pool #489792.........................    5.13   2/13/04  6,257,056
   3,160,663 Pool #525818.........................    7.50  12/01/29  3,107,191
             Government National
             Mortgage Association
      24,901 Pool #356873.........................    6.50   5/15/23     23,484
   3,425,246 Pool #80185..........................    5.00   4/20/28  3,352,967
   2,037,713 Pool #80205..........................    6.00   6/20/28  1,994,713
   4,801,803 Pool #2687...........................    6.00  12/20/28  4,372,070
   3,783,961 Pool #80311..........................    5.50   8/20/29  3,662,292

                       See Notes to Financial Statements.

Excelsior Institutional Trust
Schedule of Investments
March 31, 2000

Total Return Bond Fund -- (continued)




  Principal                                       Coupon  Maturity
   Amount                                          Rate     Date      Value
  ---------                                       ------  -------- ------------
 U.S. GOVERNMENT & AGENCY
  OBLIGATIONS -- (continued)
        Government National
        Mortgage Association -- (continued)
 $ 1,248,086 Pool #479087......................    8.00%  1/15/30  $  1,262,194
   9,985,292 Pool #479088......................    8.00   1/15/30    10,098,166
  64,259,000 U.S. Treasury Bonds...............    7.25   5/15/16    71,026,308
   2,938,117 U.S. Treasury Inflation Index
             Bonds.............................    3.88   4/15/29     2,913,328
   6,600,000 U.S. Treasury Note................   11.75   2/15/10     8,010,750
                                                                   ------------
             TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
             (Cost $118,344,134)................................    116,080,519
                                                                   ------------

  Shares                                                               Value
  ------                                                            ------------

 SHORT-TERM INVESTMENTS -- 1.78%
 2,313,822 Dreyfus Government Cash Management Fund...............   $  2,313,822
 2,396,361 Fidelity U.S. Treasury II Fund........................      2,396,361
                                                                    ------------
           TOTAL SHORT-TERM INVESTMENTS
           (Cost $4,710,183).....................................      4,710,183
                                                                    ------------

TOTAL INVESTMENTS
 (Cost $268,023,635).......................................  99.04% $262,137,089
OTHER ASSETS AND
 LIABILITIES (NET).........................................   0.96     2,533,725
                                                            ------  ------------
NET ASSETS................................................. 100.00% $264,670,814
                                                            ======  ============

--------
 +144A Security--certain conditions for public sale may exist.
                       See Notes to Financial Statements.

Excelsior Institutional Trust
Schedule of Investments
March 31, 2000

International Equity Fund




 Shares                                                                 Value
 -------                                                             -----------

 COMMON STOCKS -- 98.81%
         AUSTRALIA -- 1.04%
  50,900 Brambles Industries Ltd. ................................   $ 1,292,418
                                                                     -----------
         CANADA -- 7.16%
  48,500 Bombardier, Inc., Class B................................     1,216,337
  77,500 +CGI Group, Inc. ........................................     1,087,794
  20,400 +JDS Uniphase Corp. .....................................     2,458,200
  24,041 Nortel Networks Corp. ...................................     3,012,155
  16,050 +Sierra Wireless, Inc. ..................................     1,105,964
                                                                     -----------
                                                                       8,880,450
                                                                     -----------
         CHILE -- 0.43%
  14,000 Vina Concha Y Toro S.A., ADR.............................       539,000
                                                                     -----------
         EGYPT -- 0.75%
  19,200 Egyptian Company for Mobile Services (Mobinil)...........       930,569
                                                                     -----------
         FINLAND -- 2.61%
  10,600 Nokia Oyj, Class A.......................................     2,242,345
  14,500 Sonera Oyj...............................................       989,605
                                                                     -----------
                                                                       3,231,950
                                                                     -----------
         FRANCE -- 13.08%
  20,540 Axa......................................................     2,911,788
   9,310 Carrefour S.A. ..........................................     1,193,258
  22,650 Dassault Systemes S.A. ..................................     2,137,713
  20,800 STMicroelectronics N.V. .................................     3,822,688
  21,122 Total S.A., Class B......................................     3,164,125
  26,000 Vivendi..................................................     2,998,918
                                                                     -----------
                                                                      16,228,490
                                                                     -----------
         GERMANY -- 8.45%
   5,300 Allianz AG...............................................     2,184,003
   7,500 +Consors Discount Broker AG..............................     1,012,243
  14,000 Deutsche Telekom AG......................................     1,081,449
   4,670 SAP AG...................................................     2,659,733
  25,100 Siemens AG...............................................     3,543,806
                                                                     -----------
                                                                      10,481,234
                                                                     -----------
         HONG KONG -- 4.45%
  10,600 +China Telecom (Hong Kong) Ltd. ADR......................     1,878,850
 205,000 Johnson Electric Holdings Ltd. ..........................     1,401,946
 484,000 +Li & Fung Ltd. .........................................     2,243,935
                                                                     -----------
                                                                       5,524,731
                                                                     -----------
         IRELAND -- 0.64%
  87,400 Irish Life & Permanent plc...............................       794,766
                                                                     -----------

 Shares                                                                 Value
 -------                                                             -----------

 COMMON STOCKS -- (continued)
         ISRAEL -- 1.07%
  11,300 +Gilat Satellite Networks Ltd. ..........................   $ 1,322,100
                                                                     -----------
         ITALY -- 1.29%
 400,900 UniCredito Italiano S.p.A................................     1,596,370
                                                                     -----------
         JAPAN -- 21.53%
     167 DDI Corp. ...............................................     1,365,224
  14,500 Don Quijote Co., Ltd. ...................................     2,500,731
 268,000 Furukawa Electric Co., Ltd. .............................     4,504,531
   8,100 Kyocera Corp. ...........................................     1,354,341
  13,000 NIDEC Corp. .............................................     1,178,018
  10,400 Nintendo Co., Ltd. ......................................     1,829,095
     239 NTT Data Corp. ..........................................     4,494,495
   4,800 Rohm Co. ................................................     1,669,687
  31,000 Sony Corp. ..............................................     4,379,811
  27,700 TOKYO SEIMITSU Co., Ltd. ................................     3,435,847
                                                                     -----------
                                                                      26,711,780
                                                                     -----------
         KOREA -- 1.68%
  26,923 S1 Corp. ................................................       411,763
   5,500 Samsung Electronics......................................     1,667,421
                                                                     -----------
                                                                       2,079,184
                                                                     -----------
         NETHERLANDS -- 1.46%
  16,600 +Equant N.V. ............................................     1,377,626
  18,900 Wolters Kluwer N.V. .....................................       434,188
                                                                     -----------
                                                                       1,811,814
                                                                     -----------
         PORTUGAL -- 0.80%
 183,650 Banco Comercial Portugues S.A. ..........................       986,184
                                                                     -----------
         SINGAPORE -- 5.66%
 620,754 Datacraft Asia Ltd. .....................................     5,804,050
 186,000 Natsteel Electronics Ltd. ...............................     1,217,178
                                                                     -----------
                                                                       7,021,228
                                                                     -----------
         SPAIN -- 2.65%
 132,880 Banco Bilbao Vizcaya S.A. (Registered)...................     1,953,688
  52,900 +Telefonica S.A..........................................     1,336,792
                                                                     -----------
                                                                       3,290,480
                                                                     -----------
         SWEDEN -- 4.31%
  60,800 +LM Ericsson, Class B....................................     5,349,160
                                                                     -----------

                       See Notes to Financial Statements.

Excelsior Institutional Trust
Schedule of Investments
March 31, 2000

International Equity Fund -- (continued)





  Shares                                                               Value
 ---------                                                          ------------

 COMMON STOCKS -- (continued)
           SWITZERLAND -- 1.93%
        14 Lindt & Spruengli AG..................................   $    357,852
       187 Roche Holding AG......................................      2,031,166
                                                                    ------------
                                                                       2,389,018
                                                                    ------------
           TAIWAN -- 1.22%
   225,000 +Taiwan Semiconductor Manufacturing Co. ..............      1,518,269
                                                                    ------------
           THAILAND -- 1.78%
 1,034,800 Banpu Public Co., Ltd. (Registered)...................        663,860
   192,900 BEC World Public Co., Ltd. (Foreign)..................      1,439,095
    80,500 Dhipaya Insurance Public Co., Ltd. ...................        106,482
                                                                    ------------
                                                                       2,209,437
                                                                    ------------
           UNITED KINGDOM -- 14.82%
   316,100 Airtours plc..........................................      1,693,366
     3,100 Baltimore Technologies plc............................        424,110
   536,817 Invensys Siebe plc....................................      2,378,319
    34,500 Glaxo Wellcome plc....................................        985,150
   180,596 Granada Group plc.....................................      1,932,054
   113,703 Kingfisher plc........................................        931,532
    30,000 Pearson plc...........................................      1,040,868
    56,200 Serco Group plc.......................................      2,436,248
    12,800 Shell Transport & Trading Co., ADR....................        628,000
   173,385 Shell Transport & Trading Co., plc....................      1,434,279
   812,708 Vodafone AirTouch plc.................................      4,505,635
                                                                    ------------
                                                                      18,389,561
                                                                    ------------
           TOTAL COMMON STOCKS
            (Cost $76,494,437)...................................    122,578,193
                                                                    ------------

  No. of
 Warrants                                                              Value
 ---------                                                          -----------

 WARRANTS -- 0.54%
           PHILIPPINES -- 0.48%
 2,289,500 +Queenbee Restaurants-Jolibee Foods Corp., expiring
            3/24/03 at $19.25....................................   $   599,565
                                                                    -----------
           THAILAND -- 0.06%
   517,400 +Banpu Public Co., Ltd., expiring 01/14/03 at $33.88..        79,389
                                                                    -----------
           TOTAL WARRANTS
            (Cost $1,140,083)....................................       678,954
                                                                    -----------

TOTAL INVESTMENTS
 (Cost $77,634,520)........................................  99.35% $123,257,147
OTHER ASSETS AND
 LIABILITIES (NET).........................................   0.65       802,811
                                                            ------  ------------
NET ASSETS................................................. 100.00% $124,059,958
                                                            ======  ============

--------
+Non-income producing security
ADR--American Depositary Receipt

At March 31, 2000, sector diversification of the Fund's investment portfolio was as follows:

                                                            % of
                                                            Net       Market
Sector Diversification (Unaudited)                         Assets     Value
----------------------------------                         ------  ------------
Information Technology....................................  22.65% $ 28,107,686
Technology................................................  17.73    21,994,793
Consumer Discretionary....................................  15.81    19,617,932
Industrials...............................................  15.20    18,852,791
Financials................................................   9.31    11,545,523
Telecommunication Services................................   6.35     7,878,667
Energy....................................................   4.21     5,226,404
Health Care...............................................   2.43     3,016,316
Utilities.................................................   2.42     2,998,918
Capital Goods.............................................   1.09     1,354,341
Consumer Staples..........................................   0.72       896,852
Warrants..................................................   0.55       678,954
Materials.................................................   0.54       663,860
Consumer Cyclicals........................................   0.34       424,110
                                                           ------  ------------
 Total Investments........................................  99.35% $123,257,147
Other Assets and Liabilities (Net)........................   0.65       802,811
                                                           ------  ------------
 Net Assets............................................... 100.00% $124,059,958
                                                           ======  ============

FORWARD FOREIGN CURRENCY CONTACTS

  Under the terms of forward foreign currency contracts open at 3/31/2000, the International Equity Fund is obligated to deliver currency in exchange for U.S. dollars as indicated below:

                   Currency         In
                      to         Exchange  Settlement            Net Unrealized
                    Deliver        for        Date      Value    (Depreciation)
                --------------- ---------- ---------- ---------- --------------
Purchases...... JPY 401,570,820 $4,003,591  8/08/00   $3,801,674   $(201,917)
                                                                   =========

JPY -- Japanese Yen
                      See Notes to Financial Statements.

Excelsior Institutional Trust
Schedule of Investments
March 31, 2000

Optimum Growth Fund





 Shares                                                                Value
 -------                                                            ------------

 COMMON STOCKS -- 99.26%
         CAPITAL GOODS -- 7.02%
  41,600 General Electric Co. ...................................   $  6,455,800
  15,000 Vastar Resources, Inc. .................................      1,114,687
                                                                    ------------
                                                                       7,570,487
                                                                    ------------
         COMMUNICATIONS
          SERVICES -- 9.35%
  76,000 +America Online, Inc. ..................................      5,111,000
  16,900 +Exodus Communications, Inc. ...........................      2,374,450
  57,250 +MCI WorldCom, Inc. ....................................      2,597,719
                                                                    ------------
                                                                      10,083,169
                                                                    ------------
         CONSUMER CYCLICAL -- 13.66%
   2,000 +Analog Devices, Inc. ..................................        161,125
  25,000 +Clear Channel Communications, Inc. ....................      1,726,562
  18,000 Dow Jones & Co., Inc. ..................................      1,292,625
  35,000 Harley-Davidson, Inc. ..................................      2,778,125
  72,000 Home Depot, Inc. .......................................      4,644,000
  10,000 McDonald's Corp. .......................................        375,625
  13,200 Omnicom Group, Inc. ....................................      1,233,375
  45,500 Wal-Mart Stores, Inc. ..................................      2,525,250
                                                                    ------------
                                                                      14,736,687
                                                                    ------------
         CONSUMER STAPLES -- 2.30%
   6,800 Coca-Cola Co. ..........................................        319,175
  21,600 Time Warner, Inc. ......................................      2,160,000
                                                                    ------------
                                                                       2,479,175
                                                                    ------------
         FINANCIAL -- 10.08%
  25,000 American International Group, Inc. .....................      2,737,500
  88,400 Schwab (Charles) Corp. .................................      5,022,225
  52,500 Citigroup, Inc. ........................................      3,113,906
                                                                    ------------
                                                                      10,873,631
                                                                    ------------
         HEALTH CARE -- 10.31%
   7,000 Amgen, Inc. ............................................        429,188
   6,000 Genentech, Inc. ........................................        912,000
  83,710 Medtronic, Inc. ........................................      4,305,833
   3,000 Merck & Co., Inc. ......................................        186,375
  10,000 PE Corp.-PE Biosystems Group ...........................        965,000
  66,000 Pfizer, Inc. ...........................................      2,413,125
   4,300 Schering-Plough Corp. ..................................        158,025
  18,000 Warner Lambert Co. .....................................      1,755,000
                                                                    ------------
                                                                      11,124,546
                                                                    ------------

 Shares                                                                Value
 -------                                                            ------------

 COMMON STOCKS -- (continued)
         TECHNOLOGY -- 46.54%
  10,000 Applied Material, Inc. .................................   $    942,500
   1,200 Bea Systems, Inc. ......................................         87,900
     600 Broadcom Corp. .........................................        145,725
  83,000 Cisco Systems, Inc. ....................................      6,416,937
 103,000 Dell Computer Corp. ....................................      5,555,562
  43,900 EMC Corp. ..............................................      5,487,500
   1,000 Hewlett-Packard Co. ....................................        132,563
  42,100 Intel Corp. ............................................      5,549,306
  10,000 International Business Machines Corp. ..................      1,180,000
  16,000 JDS Uniphase Corp. .....................................      1,928,000
  26,600 Lucent Technologies, Inc. ..............................      1,615,950
  45,000 Microsoft Corp. ........................................      4,798,125
  22,000 Nokia Oyj., Class A ADR.................................      4,779,500
  24,500 Oracle Corp. ...........................................      1,911,000
   1,200 PMC-Sierra, Inc. .......................................        244,350
   6,000 QUALCOMM, Inc. .........................................        895,125
     700 Siebel Systems, Inc. ...................................         83,563
  36,000 Solectron Corp. ........................................      1,442,250
  33,000 Sun Microsystems, Inc. .................................      3,091,688
  36,000 Tellabs, Inc. ..........................................      2,265,750
   6,500 Texas Instruments, Inc. ................................      1,040,000
   3,000 VERITAS Software Corp. .................................        393,000
   1,200 Yahoo!, Inc. ...........................................        205,575
                                                                    ------------
                                                                      50,191,869
                                                                    ------------

TOTAL INVESTMENTS (Cost $45,533,476)......................  99.26% $107,059,564
OTHER ASSETS AND
 LIABILITIES (NET)........................................   0.74       795,935
                                                           ------  ------------
NET ASSETS................................................ 100.00% $107,855,499
                                                           ======  ============

--------
+ Non-income producing security
ADR--American Depositary Receipt
                       See Notes to Financial Statements.

Excelsior Institutional Trust
Schedule of Investments
March 31, 2000

Value Equity Fund





 Shares                                                                 Value
 -------                                                             -----------

 COMMON STOCKS -- 98.36%
         CAPITAL GOODS -- 2.39%
  10,000 Honeywell International, Inc. ...........................   $   526,875
   1,500 Quantum Effect Devices, Inc. ............................       119,438
  40,000 Timken Co. ..............................................       650,000
                                                                     -----------
                                                                       1,296,313
                                                                     -----------
         COMMUNICATION SERVICES -- 13.22%
  10,000 +Alamosa PCS Holdings, Inc. .............................       374,375
  13,000 AT&T Corp. ..............................................       731,250
  10,000 BCE, Inc. ...............................................     1,245,355
  20,000 CenturyTel, Inc. ........................................       742,500
  86,100 +Global Crossing Ltd. ...................................     3,524,719
  25,000 +Snyder Communications, Inc. ............................       562,500
                                                                     -----------
                                                                       7,180,699
                                                                     -----------
         CONSUMER CYCLICALS -- 22.81%
  15,000 +Adelphia Communications, Inc. ..........................       734,063
   1,700 +Avanex Corp. ...........................................       257,975
   5,000 Black & Decker Corp. ....................................       187,813
  25,000 +CBS Corp. ..............................................     1,415,625
  35,000 Centex Corp. ............................................       833,437
  33,000 Deluxe Corp. ............................................       874,500
  25,000 Ford Motor Co. ..........................................     1,148,437
  18,000 +General Motors Corp., Class H...........................     2,241,000
  32,000 News Corp., Ltd., ADR....................................     1,800,000
   1,500 +Universal Access, Inc. .................................        50,625
  50,000 +Varian, Inc. ...........................................     1,918,750
  19,700 Young & Rubicam, Inc.....................................       925,900
                                                                     -----------
                                                                      12,388,125
                                                                     -----------
         CONSUMER STAPLE -- 9.34%
  45,760 +AT&T Corp. - Liberty Media Group, Class A...............     2,711,280
  37,000 Avon Products, Inc. .....................................     1,075,313
  32,000 +Suiza Foods Corp. ......................................     1,288,000
                                                                     -----------
                                                                       5,074,593
                                                                     -----------
         ENERGY -- 2.40%
  20,000 Conoco, Inc., Class B....................................       512,500
  55,000 +Ocean Energy, Inc. .....................................       790,625
                                                                     -----------
                                                                       1,303,125
                                                                     -----------
         FINANCIAL -- 10.66%
  20,000 Chase Manhattan Corp. ...................................     1,743,750
  12,000 Citigroup, Inc. .........................................       711,750
  20,000 Donaldson Lufkin & Jenrette, Inc., - DLJ.................     1,035,000
  13,000 Fannie Mae...............................................       733,687
  22,000 SLM Holding Corp. .......................................       732,875
  15,000 XL Capital Ltd., Class A.................................       830,625
                                                                     -----------
                                                                       5,787,687
                                                                     -----------

  Shares                                                                Value
 ---------                                                           -----------

 COMMON STOCKS -- (continued)
           HEALTH CARE -- 3.75%
   10,000  American Home Products Corp. ..........................   $   536,250
   26,000  Bristol-Meyers Squibb Co. .............................     1,501,500
                                                                     -----------
                                                                       2,037,750
                                                                     -----------
           TECHNOLOGY -- 29.86%
    1,250  +ArrowPoint Communications, Inc. ......................       148,047
    5,000  +Cypress Communications, Inc. .........................       122,500
   30,000  Harris Corp. ..........................................     1,036,875
    4,500  +Infineon Technologies AG..............................       258,469
    2,454  Intermedia Communications, Inc. .......................       118,406
   18,000  International Business Machines Corp. .................     2,124,000
   30,000  Nokia Corp., Class A ADR...............................     6,517,500
    3,500  +Plantronics, Inc. ....................................       326,156
      300  +Selectica, Inc. ......................................        26,456
   20,000  Texas Instruments, Inc. ...............................     3,200,000
   35,000  +Unisys Corp. .........................................       892,500
    1,150  +ValueClick, Inc.......................................        24,078
    1,600  +Webmethods, Inc. .....................................       385,800
   40,000  Xerox Corp. ...........................................     1,040,000
                                                                     -----------
                                                                      16,220,787
                                                                     -----------
           TRANSPORTATION -- 3.93%
   13,000  +AMR Corp. ............................................       414,375
   20,000  Kansas City Southern Industries, Inc. .................     1,718,750
                                                                     -----------
                                                                       2,133,125
                                                                     -----------
           TOTAL COMMON STOCKS (Cost $27,297,585).................    53,422,204
                                                                     -----------
 Principal
  Amount
 ---------
 CONVERTIBLE BONDS -- 2.61%
           TECHNOLOGY -- 2.61%
  $22,000  Intermedia Communications, Inc., (Cost $578,407).......     1,416,250
                                                                     -----------
 DEMAND NOTES -- 0.01%
    6,000  General Electric Co. Promissory Notes (Cost $6,000)....         6,000
                                                                     -----------

TOTAL INVESTMENTS (Cost $27,881,992)....................... 100.98% $54,844,454
OTHER ASSETS AND LIABILITIES (NET).........................  (0.98)    (530,207)
                                                            ------  -----------
NET ASSETS................................................. 100.00% $54,314,247
                                                            ======  ===========

--------
+  Non-income producing security
ADR--American Depositary Receipt
                       See Notes to Financial Statements.

Excelsior Institutional Trust
Statements of Assets and Liabilities
March 31, 2000


                                                                   Total Return
                                           Equity       Income         Bond
                                            Fund         Fund          Fund
                                        ------------ ------------  ------------
  Assets:
   Investments, at cost -- see
    accompanying
    Schedule of Investments...........  $126,915,948 $100,201,750  $268,023,635
                                        ============ ============  ============
   Investments in securities, at value
    (Note 1a).........................  $211,156,045 $ 98,832,479  $262,137,089
   Cash...............................        94,977           --        77,908
   Dividends receivable...............       115,554           --            --
   Interest receivable................         7,408      974,224     3,983,703
   Receivable for investment
    securities sold...................       426,170        3,848         1,169
   Other assets.......................         5,660        2,123         7,591
                                        ------------ ------------  ------------
   Total assets.......................   211,805,814   99,812,674   266,207,460
  Liabilities:
   Payable for investments purchased..        64,350           --            --
   Dividends payable..................            --      546,920     1,380,453
   Investment advisory fees payable
    (Note 2a).........................        57,660       18,937        52,952
   Administration fees payable (Note
    2b)...............................        26,358       13,468        36,231
   Trustees' fees and expenses payable
    (Note 2f).........................         2,596        1,099         3,394
   Accrued expenses and other
    liabilities.......................        53,802       23,114        63,616
                                        ------------ ------------  ------------
   Total liabilities..................       204,766      603,538     1,536,646
                                        ------------ ------------  ------------
  Net Assets..........................  $211,601,048 $ 99,209,136  $264,670,814
                                        ============ ============  ============
  Net Assets Consist of:
   Par value..........................  $        121 $        149  $        378
   Paid-in capital in excess of par
    value.............................   104,713,570  103,230,294   278,403,998
   Undistributed (distributions in
    excess of) net investment income..            --      (39,449)       47,718
   Accumulated net realized gain
    (loss) on investments.............    22,647,260   (2,612,587)   (7,894,734)
   Unrealized appreciation
    (depreciation) of investments.....    84,240,097   (1,369,271)   (5,886,546)
                                        ------------ ------------  ------------
  Net Assets..........................  $211,601,048 $ 99,209,136  $264,670,814
                                        ============ ============  ============
  Institutional Shares outstanding
   (Unlimited number of $0.00001 par
   value shares authorized for each
   Fund)..............................    12,106,120   14,900,889    37,779,109
  Net Asset Value Per Share (net
   assets / shares outstanding).......  $      17.48 $       6.66  $       7.01
                                        ============ ============  ============

                       See Notes to Financial Statements.

Excelsior Institutional Trust
Statements of Assets and Liabilities -- (continued)
March 31, 2000


                                          International   Optimum       Value
                                             Equity        Growth      Equity
                                              Fund          Fund        Fund
                                          ------------- ------------ -----------
  Assets:
   Investments at cost -- see accompany-
    ing
    Schedule of Investments.............  $ 77,634,520  $ 45,533,476 $27,881,992
                                          ============  ============ ===========
   Investments in securities, at value
    (Note 1a)...........................  $123,257,147  $107,059,564 $54,844,454
   Foreign currency at value (Cost
    $12,247)............................        12,388            --          --
   Dividends receivable.................        96,819        45,563      31,955
   Interest receivable..................            --         4,968         821
   Receivable for investment securities
    sold................................     2,327,996     1,988,020     356,222
   Receivable for fund shares sold......            --        17,635          --
   Foreign withholding tax receivable...        28,923            --          --
   Deferred organization expenses (Note
    1f).................................            --           280         280
   Other assets.........................         3,379         2,600       1,384
                                          ------------  ------------ -----------
   Total assets.........................   125,726,652   109,118,630  55,235,116
  Liabilities:
   Payable for investments purchased....            --       955,387     274,537
   Investment advisory fees payable
    (Note 2a)...........................        16,211        28,911      21,904
   Administration fees payable (Note
    2b).................................        20,780        12,357       7,309
   Trustees' fees and expenses payable
    (Note 2f)...........................         1,623         1,591         629
   Net unrealized depreciation on open
    forward foreign currency contracts..       201,917            --          --
   Due to custodian bank................     1,362,069       147,106     599,821
   Accrued expenses and other
    liabilities.........................        64,094       117,779      16,669
                                          ------------  ------------ -----------
   Total liabilities....................     1,666,694     1,263,131     920,869
                                          ------------  ------------ -----------
  Net Assets............................  $124,059,958  $107,855,499 $54,314,247
                                          ============  ============ ===========
  Net Assets Consist of:
   Par value............................  $         90  $         35 $        25
   Paid-in capital in excess of par
    value...............................    66,635,141    35,322,451  26,466,390
   Undistributed (distributions in
    excess of) net investment income....        13,119            --         688
   Accumulated net realized gain on
    investments.........................    11,992,095    11,006,925     884,672
   Unrealized appreciation of
    investments and foreign currency
    translations........................    45,419,513    61,526,088  26,962,472
                                          ------------  ------------ -----------
  Net Assets............................  $124,059,958  $107,855,499 $54,314,247
                                          ============  ============ ===========
  Net Assets:
   Institutional Shares.................  $124,059,958  $ 85,888,839 $53,977,757
   Shares...............................            --    21,966,660     336,490
  Shares outstanding (Unlimited number
   of $0.00001 par value shares
   authorized for each Fund):
   Institutional Shares.................     8,999,752     2,785,986   2,531,945
   Shares...............................            --       718,607      15,766
  Net Asset Value Per Share (net
   assets / shares outstanding):
   Institutional Shares.................  $      13.78  $      30.83 $     21.32
                                          ============  ============ ===========
   Shares...............................            --  $      30.57 $     21.34
                                          ============  ============ ===========

                       See Notes to Financial Statements.

Excelsior Institutional Trust
Statements of Operations
For the Year Ended March 31, 2000


                                                         Total Return  International   Optimum       Value
                                 Equity       Income         Bond         Equity       Growth       Equity
                                  Fund         Fund          Fund          Fund         Fund         Fund
                               -----------  -----------  ------------  ------------- -----------  -----------
  Investment Income:
   Dividend income...........  $ 1,504,489  $        --  $         --   $ 1,040,342  $   523,906  $   515,638
   Interest income...........      100,418    5,283,567    16,862,961       180,106       95,383       10,808
   Less: Foreign taxes
    withheld.................           --           --            --      (120,105)          --           --
                               -----------  -----------  ------------   -----------  -----------  -----------
   Total Income..............    1,604,907    5,283,567    16,862,961     1,100,343      619,289      526,446
  Expenses (Note 1g):
   Investment advisory fees
    (Note 2a)................    1,253,573      522,171     1,726,804     1,083,451      655,463      308,517
   Administration fees
    (Note 2b)................      293,462      122,299       404,662       216,690      153,552       72,228
   Administrative servicing
    fees (Note 2d)...........           --           --            --            --       13,786           --
   Custodian fees............       82,895       21,427        68,119       162,973       27,856       16,344
   Legal and audit fees......       46,081       18,463        63,683        26,210       24,633       10,881
   Prospectus and shareholder
    reports..................       17,142        6,868        23,388        23,551       13,295        3,870
   Registration and filing
    fees.....................       14,734       18,027        17,768        34,767       23,092       21,334
   Trustees' fees and
    expenses (Note 2f).......        9,509        3,744        13,248         5,463        5,107        2,380
   Shareholder servicing
    agent fees...............        6,725        8,494         8,748        14,127       14,408       10,995
   Insurance expense.........        2,406        1,082         3,394           930          950          616
   Amortization of
    organization expenses
    (Note 1f)................          567           --           750           245          245          245
   Distribution fees --
    Shares (Note 2e).........           --           --            --            --       45,308          343
   Miscellaneous.............        9,355        3,237        13,663         8,558        5,854        2,841
                               -----------  -----------  ------------   -----------  -----------  -----------
   Total Expenses............    1,736,449      725,812     2,344,227     1,576,965      983,549      450,594
   Less: Waiver of fees
    (Note 2c)................     (386,474)    (324,481)   (1,016,516)     (600,158)    (135,244)     (71,673)
                               -----------  -----------  ------------   -----------  -----------  -----------
   Net Expenses..............    1,349,975      401,331     1,327,711       976,807      848,305      378,921
                               -----------  -----------  ------------   -----------  -----------  -----------
  Net Investment Income
   (Loss)....................      254,932    4,882,236    15,535,250       123,536     (229,016)     147,525
                               -----------  -----------  ------------   -----------  -----------  -----------
  Realized and Unrealized
   Gain (Loss) (Note 1):
   Net realized gain (loss)
    on investments...........   28,551,531   (2,627,741)   (7,340,007)   13,177,380   22,425,776    1,293,913
   Net realized loss on
    foreign currency
    transactions.............           --           --            --       (57,016)          --       (2,680)
   Change in unrealized
    appreciation/depreciation
    of investments and
    foreign currency
    translations during the
    year.....................   17,315,322     (859,438)   (4,358,337)   43,802,744    3,177,959   15,693,776
                               -----------  -----------  ------------   -----------  -----------  -----------
  Net Realized and Unrealized
   Gain (Loss)...............   45,866,853   (3,487,179)  (11,698,344)   56,923,108   25,603,735   16,985,009
                               -----------  -----------  ------------   -----------  -----------  -----------
  Net Increase in Net Assets
   Resulting from Operations.  $46,121,785  $ 1,395,057  $  3,836,906   $57,046,644  $25,374,719  $17,132,534
                               ===========  ===========  ============   ===========  ===========  ===========

                       See Notes to Financial Statements.

Excelsior Institutional Trust
Statements of Changes in Net Assets


                                      Equity Fund                Income Fund          Total Return Bond Fund
                               --------------------------  ------------------------  --------------------------
                                Year Ended    Year Ended   Year Ended   Year Ended    Year Ended    Year Ended
                                March 31,     March 31,     March 31,    March 31,    March 31,     March 31,
                                   2000          1999         2000         1999          2000          1999
                               ------------  ------------  -----------  -----------  ------------  ------------
  Operations:
   Net investment income.....  $    254,932  $    431,024  $ 4,882,236  $ 3,543,754  $ 15,535,250  $ 11,156,699
   Net realized gain (loss)
    on investments...........    28,551,531    11,056,827   (2,627,741)   1,294,824    (7,340,007)    3,877,687
   Change in unrealized
    appreciation/depreciation
    of investments during the
    year.....................    17,315,322    18,360,482     (859,438)  (1,175,763)   (4,358,337)   (4,548,009)
                               ------------  ------------  -----------  -----------  ------------  ------------
    Net increase in net
     assets resulting from
     operations..............    46,121,785    29,848,333    1,395,057    3,662,815     3,836,906    10,486,377
  Distributions to
   Shareholders:
   From net investment
    income...................      (400,099)     (435,000)  (4,842,774)  (3,538,256)  (15,535,250)  (11,156,710)
   In excess of net
    investment income........            --            --      (39,449)     (24,317)           --            --
   From net realized gains...   (14,504,061)   (2,446,333)          --   (2,171,930)           --    (5,489,069)
   In excess of net realized
    gains....................            --            --     (101,297)          --            --      (523,866)
                               ------------  ------------  -----------  -----------  ------------  ------------
    Total distributions to
     shareholders............   (14,904,160)   (2,881,333)  (4,983,520)  (5,734,503)  (15,535,250)  (17,169,645)
                               ------------  ------------  -----------  -----------  ------------  ------------
  Transactions in Shares of
   Beneficial Interest:
   Net proceeds from shares
    sold.....................    42,522,262    47,139,416   40,035,715    8,666,814   100,164,255   119,082,504
   Contribution in-kind......            --            --           --           --            --    12,430,061
   Reinvestment of dividends.            18         7,322           --           --       329,580       358,289
   Cost of shares redeemed...   (42,248,475)  (32,332,217)  (4,477,819)    (729,572)  (75,738,564)  (41,284,954)
                               ------------  ------------  -----------  -----------  ------------  ------------
    Net increase in net
     assets from beneficial
     interest transactions...       273,805    14,814,521   35,557,896    7,937,242    24,755,271    90,585,900
                               ------------  ------------  -----------  -----------  ------------  ------------
     Total Increase in Net
      Assets.................    31,491,430    41,781,521   31,969,433    5,865,554    13,056,927    83,902,632
  Net Assets:
   Beginning of Year.........   180,109,618   138,328,097   67,239,703   61,374,149   251,613,887   167,711,255
                               ------------  ------------  -----------  -----------  ------------  ------------
   End of Year(a)............  $211,601,048  $180,109,618  $99,209,136  $67,239,703  $264,670,814  $251,613,887
                               ============  ============  ===========  ===========  ============  ============
  Capital Share Transactions:
   Institutional Shares sold.     2,697,190     3,624,176    5,958,654    1,221,301    14,248,739    15,800,759
   Contribution in-kind......            --            --           --           --            --     1,646,253
   Institutional Shares
    issued for dividend
    reinvestment.............             1           580           --           --        46,936        47,445
   Institutional Shares
    redeemed.................    (2,633,992)   (2,478,541)    (670,179)    (100,468)  (10,898,429)   (5,458,140)
                               ------------  ------------  -----------  -----------  ------------  ------------
  Net Increase in Shares
   Outstanding...............        63,199     1,146,215    5,288,475    1,120,833     3,397,246    12,036,317
                               ============  ============  ===========  ===========  ============  ============
 --------
  (a)  Including
       undistributed
       (distributions in
       excess of) net
       investment income.....            --  $    110,555  $   (39,449) $   (24,317) $     47,718  $     16,857

                       See Notes to Financial Statements.

Excelsior Institutional Trust
Statements of Changes in Net Assets -- (continued)


                                 International Equity
                                         Fund                Optimum Growth Fund         Value Equity Fund
                               -------------------------  --------------------------  ------------------------
                                Year Ended   Year Ended    Year Ended    Year Ended   Year Ended   Year Ended
                                March 31,     March 31,    March 31,     March 31,     March 31,    March 31,
                                   2000         1999          2000          1999         2000         1999
                               ------------  -----------  ------------  ------------  -----------  -----------
  Operations:
   Net investment income
    (loss)...................  $    123,536  $   493,722  $   (229,016) $    (27,456) $   147,525  $   301,463
   Net realized gain on
    investments..............    13,177,380    1,597,388    22,425,776     4,906,503    1,293,913    2,731,686
   Net realized loss on
    foreign currency
    transactions.............       (57,016)     (44,361)           --            --       (2,680)      (1,063)
   Change in unrealized
    appreciation/depreciation
    of investments and
    foreign currency
    translations during the
    year.....................    43,802,744   (4,178,241)    3,177,959    35,505,018   15,693,776   (1,255,930)
                               ------------  -----------  ------------  ------------  -----------  -----------
    Net increase(decrease)
     in net assets resulting
     from operations.........    57,046,644   (2,131,492)   25,374,719    40,384,065   17,132,534    1,776,156
  Distributions to
   Shareholders:
   From net investment income
   Institutional Shares......      (279,100)    (646,625)           --       (10,785)    (231,511)    (276,362)
   Shares....................            --           --            --            --         (342)        (217)
   From net realized gains
   Institutional Shares......      (479,188)  (1,213,291)  (11,457,427)           --     (885,998)  (3,002,331)
   Shares....................            --           --    (2,801,624)           --       (1,336)      (6,437)
   In excess of net realized
    gains
   Institutional Shares......            --     (508,833)           --            --           --           --
                               ------------  -----------  ------------  ------------  -----------  -----------
    Total distributions to
     shareholders............      (758,288)  (2,368,749)  (14,259,051)      (10,785)  (1,119,187)  (3,285,347)
                               ------------  -----------  ------------  ------------  -----------  -----------
  Transactions in Shares of
   Beneficial Interest:
   Net proceeds from shares
    sold
   Institutional Shares......    46,730,406   66,156,100    18,585,551    16,636,464    5,023,385    6,929,195
   Shares....................            --           --    12,791,975     2,171,420      298,897       46,060
   Reinvestment of dividends
   Institutional Shares......            --           --     1,726,809           569           40           --
   Shares....................            --           --     1,662,560            --        1,355        2,707
   Cost of shares redeemed
   Institutional Shares......   (57,760,703) (23,290,314)  (31,622,549)  (15,767,433)  (6,315,104)    (880,640)
   Shares....................            --           --    (6,863,369)     (997,974)    (138,817)        (461)
                               ------------  -----------  ------------  ------------  -----------  -----------
    Net increase (decrease)
     in net assets from
     beneficial interest
     transactions............   (11,030,297)  42,865,786    (3,719,023)    2,043,046   (1,130,244)   6,096,861
                               ------------  -----------  ------------  ------------  -----------  -----------
     Total Increase in Net
      Assets.................    45,258,059   38,365,545     7,396,645    42,416,326   14,883,103    4,587,670
  Net Assets:
   Beginning of Year.........    78,801,899   40,436,354   100,458,854    58,042,528   39,431,144   34,843,474
                               ------------  -----------  ------------  ------------  -----------  -----------
   End of Year(a)............  $124,059,958  $78,801,899  $107,855,499  $100,458,854  $54,314,247  $39,431,144
                               ============  ===========  ============  ============  ===========  ===========
  Capital Share Transactions:
   Shares sold:
   Institutional Shares......     4,718,374    7,789,693       663,763       812,340      299,695      466,461
   Shares....................            --           --       454,057       105,092       15,650        3,120
   Shares issued for dividend
    reinvestment:
   Institutional Shares......            --           --        61,937            35            1           --
   Shares....................            --           --        60,107            --           72          190
   Shares redeemed:
   Institutional Shares......    (5,047,602)  (2,642,321)   (1,135,686)     (766,399)    (331,276)     (59,957)
   Shares....................            --           --      (248,560)      (56,822)      (8,071)         (31)
                               ------------  -----------  ------------  ------------  -----------  -----------
  Net Increase (Decrease) in
   Shares Outstanding........      (329,228)   5,147,372      (144,382)       94,246      (23,929)     409,783
                               ============  ===========  ============  ============  ===========  ===========
 --------
  (a)  Including
       undistributed
       (distributions in
       excess of) net
       investment income.....  $     13,119  $    28,435            --            --  $       688  $    87,696

                       See Notes to Financial Statements.

Excelsior Institutional Trust
Financial Highlights


 Selected data for a share outstanding throughout each period are as follows:

                                          Equity Fund
                     ---------------------------------------------------------
                                                      Ten Months
                     Year Ended Year Ended Year Ended   Ended       Year Ended
                     March 31,  March 31,  March 31,  March 31,      May 31,
                        2000       1999       1998     1997 (a)        1996
                     ---------- ---------- ---------- ----------    ----------
 Net Asset Value,
 Beginning of
 Period...........    $  14.96   $  12.69   $   9.65   $   8.93      $  7.73
                      --------   --------   --------   --------      -------
 Investment
 Operations:
 Net investment
 income...........        0.02       0.04       0.05       0.05         0.11
 Net realized and
 unrealized gain
 (loss) on
 investments......        3.73       2.47       4.67       0.86         1.20
                      --------   --------   --------   --------      -------
  Total From
  Investment
  Operations......        3.75       2.51       4.72       0.91         1.31
                      --------   --------   --------   --------      -------
 Distributions:
 From net
 investment
 income...........       (0.03)     (0.04)     (0.06)     (0.07)       (0.11)
 In excess of net
 investment
 income...........          --         --         --         --           --
 From net realized
 gains............       (1.20)     (0.20)     (1.62)     (0.12)          --
 In excess of net
 realized gains...          --         --         --         --           --
                      --------   --------   --------   --------      -------
  Total
  Distributions...       (1.23)     (0.24)     (1.68)     (0.19)       (0.11)
                      --------   --------   --------   --------      -------
 Net Asset Value,
 End of Period....    $  17.48   $  14.96   $  12.69   $   9.65      $  8.93
                      ========   ========   ========   ========      =======
 Total Return.....       25.75%     20.13%     51.58%     10.22%(c)    17.04%
                      ========   ========   ========   ========      =======
 Ratios and
 Supplemental
 Data:
 Ratios to Average
 Net Assets
 Net Expenses.....        0.70%      0.70%      0.70%      0.70%(d)     0.36%
 Gross Expenses
 (e)..............        0.90%      0.90%      0.90%      0.92%(d)     1.49%
 Net Investment
 Income...........        0.13%      0.28%      0.46%      0.70%(d)     1.32%
 Portfolio
 Turnover.........          27%        37%        26%        32%(d)      113%
 Net Assets at end
 of Period
 (000's omitted)..    $211,601   $180,110   $138,328   $118,562      $23,495
                                          Income Fund
                     -----------------------------------------------------------
                                                        Ten Months
                     Year Ended Year Ended   Year Ended   Ended       Year Ended
                     March 31,  March 31,    March 31,  March 31,      May 31,
                        2000       1999         1998     1997(a)         1996
                     ---------- ------------ ---------- ------------- ----------
 Net Asset Value,
 Beginning of
 Period...........    $  7.00    $  7.23      $  6.90    $  6.99       $  7.33
                     ---------- ------------ ---------- ------------- ----------
 Investment
 Operations:
 Net investment
 income...........       0.41       0.40         0.44       0.38          0.51
 Net realized and
 unrealized gain
 (loss) on
 investments......      (0.33)      0.03         0.35      (0.01)        (0.27)
                     ---------- ------------ ---------- ------------- ----------
  Total From
  Investment
  Operations......       0.08       0.43         0.79       0.37          0.24
                     ---------- ------------ ---------- ------------- ----------
 Distributions:
 From net
 investment
 income...........      (0.41)     (0.41)       (0.44)     (0.38)        (0.51)
 In excess of net
 investment
 income...........         --         --(b)        --         --            --
 From net realized
 gains............         --      (0.25)       (0.02)     (0.08)        (0.07)
 In excess of net
 realized gains...      (0.01)        --           --         --            --
                     ---------- ------------ ---------- ------------- ----------
  Total
  Distributions...      (0.42)     (0.66)       (0.46)     (0.46)        (0.58)
                     ---------- ------------ ---------- ------------- ----------
 Net Asset Value,
 End of Period....    $  6.66    $  7.00      $  7.23    $  6.90       $  6.99
                     ========== ============ ========== ============= ==========
 Total Return.....       1.16%      5.94%       11.78%      5.39%(c)      3.18%
                     ========== ============ ========== ============= ==========
 Ratios and
 Supplemental
 Data:
 Ratios to Average
 Net Assets
 Net Expenses.....       0.50%      0.50%        0.50%      0.50%(d)      0.26%
 Gross Expenses
 (e)..............       0.90%      0.91%        0.91%      0.96%(d)      1.35%
 Net Investment
 Income...........       6.08%      5.57%        6.14%      6.50%(d)      6.99%
 Portfolio
 Turnover.........        125%       196%         190%       107%(d)        67%
 Net Assets at end
 of Period
 (000's omitted)..    $99,209    $67,240      $61,374    $51,082       $24,001

 -----
 (a) The Fund changed its fiscal year end to March 31.
 (b) Amount represents less than $0.01 per share.
 (c) Not annualized
 (d) Annualized
 (e) Expense ratios before waiver of fees and reimbursement of expenses, if any, by the adviser and administrators.
                      See Notes to Financial Statements.

Excelsior Institutional Trust
Financial Highlights -- (continued)


 Selected data for a share outstanding throughout each period are as follows:

                                     Total Return Bond Fund
                     ---------------------------------------------------------
                                                      Ten Months
                     Year Ended Year Ended Year Ended   Ended       Year Ended
                     March 31,  March 31,  March 31,  March 31,      May 31,
                        2000       1999       1998     1997(a)         1996
                     ---------- ---------- ---------- ----------    ----------
 Net Asset Value,
 Beginning of
 Period...........    $   7.32   $   7.51   $   7.16   $   7.18      $  7.47
                      --------   --------   --------   --------      -------
 Investment
 Operations:
 Net investment
 income...........        0.41       0.42       0.44       0.37         0.48
 Net realized and
 unrealized gain
 (loss) on
 investments......       (0.31)      0.03       0.41       0.01        (0.17)
                      --------   --------   --------   --------      -------
  Total From
  Investment
  Operations......        0.10       0.45       0.85       0.38         0.31
                      --------   --------   --------   --------      -------
 Distributions:
 From net
 investment
 income...........       (0.41)     (0.42)     (0.44)     (0.37)       (0.48)
 In excess of net
 investment
 income...........          --         --         --         --           --
 From net realized
 gains............          --      (0.20)     (0.06)     (0.03)       (0.12)
 In excess of net
 realized gains...          --      (0.02)        --         --           --
                      --------   --------   --------   --------      -------
  Total
  Distributions...       (0.41)     (0.64)     (0.50)     (0.40)       (0.60)
                      --------   --------   --------   --------      -------
 Net Asset Value,
 End of Period....    $   7.01   $   7.32   $   7.51   $   7.16      $  7.18
                      ========   ========   ========   ========      =======
 Total Return.....        1.47%      6.07%     12.21%      5.29%(b)     4.20%
                      ========   ========   ========   ========      =======
 Ratios and
 Supplemental
 Data:
 Ratios to Average
 Net Assets
 Net Expenses.....        0.50%      0.50%      0.50%      0.50%(c)     0.32%
 Gross
 Expenses(d)......        0.88%      0.89%      0.90%      0.92%(c)     1.33%
 Net Investment
 Income...........        5.85%      5.53%      5.95%      6.08%(c)     6.47%
 Portfolio
 Turnover.........         115%       234%       196%       200%(c)      127%
 Net Assets at end
 of Period
 (000's omitted)..    $264,671   $251,614   $167,711   $138,402      $65,017
                                   International Equity Fund
                     ----------------------------------------------------------
                                                       Ten Months
                     Year Ended Year Ended  Year Ended   Ended       Year Ended
                     March 31,  March 31,   March 31,  March 31,      May 31,
                        2000       1999        1998     1997(a)         1996
                     ---------- ----------- ---------- ------------- ----------
 Net Asset Value,
 Beginning of
 Period...........    $   8.45   $  9.67     $  9.03    $  8.99       $  7.88
                     ---------- ----------- ---------- ------------- ----------
 Investment
 Operations:
 Net investment
 income...........        0.01      0.16        0.09       0.01          0.09
 Net realized and
 unrealized gain
 (loss) on
 investments......        5.39     (0.79)       0.79       0.21          1.20
                     ---------- ----------- ---------- ------------- ----------
  Total From
  Investment
  Operations......        5.40     (0.63)       0.88       0.22          1.29
                     ---------- ----------- ---------- ------------- ----------
 Distributions:
 From net
 investment
 income...........       (0.03)    (0.16)      (0.07)     (0.06)        (0.12)
 In excess of net
 investment
 income...........          --        --       (0.02)     (0.03)           --
 From net realized
 gains............       (0.04)    (0.30)      (0.15)     (0.09)        (0.06)
 In excess of net
 realized gains...          --     (0.13)         --         --            --
                     ---------- ----------- ---------- ------------- ----------
  Total
  Distributions...       (0.07)    (0.59)      (0.24)     (0.18)        (0.18)
                     ---------- ----------- ---------- ------------- ----------
 Net Asset Value,
 End of Period....    $  13.78   $  8.45     $  9.67    $  9.03       $  8.99
                     ========== =========== ========== ============= ==========
 Total Return.....       64.29%    (6.60)%      9.90%      2.41%(b)     16.58%
                     ========== =========== ========== ============= ==========
 Ratios and
 Supplemental
 Data:
 Ratios to Average
 Net Assets
 Net Expenses.....        0.90%     0.90%       0.90%      0.90%(c)      0.60%
 Gross
 Expenses(d)......        1.45%     1.53%       1.43%      1.49%(c)      2.05%
 Net Investment
 Income...........        0.11%     1.18%       1.05%      0.45%(c)      1.71%
 Portfolio
 Turnover.........          43%      107%         52%        45%(c)        19%
 Net Assets at end
 of Period
 (000's omitted)..    $124,060   $78,802     $40,436    $38,470       $24,522

 -----
 (a) The Fund changed its fiscal year end to March 31.
 (b) Not annualized
 (c) Annualized
 (d) Expense ratios before waiver of fees and reimbursement of expenses, if any, by the adviser and administrators.
                      See Notes to Financial Statements.

Excelsior Institutional Trust
Financial Highlights -- (continued)


 Selected data for a share outstanding throughout each period are as follows:

                                         Optimum Growth Fund                                Value Equity Fund
                             ----------------------------------------------    -------------------------------------------
                                                                  June 1,                                        June 1,
                             Year Ended  Year Ended   Year Ended 1996(a) to    Year Ended Year Ended Year Ended 1996(a) to
                             March 31,   March 31,    March 31,  March 31,     March 31,  March 31,  March 31,  March 31,
                                2000        1999         1998       1997          2000       1999       1998       1997
                             ----------  ----------   ---------- ----------    ---------- ---------- ---------- ----------
  Net Asset Value,
  Beginning of Period.....    $ 27.55     $ 16.33      $ 10.19    $ 10.00       $ 15.33    $ 16.12    $ 11.33    $ 10.00
                              -------     -------      -------    -------       -------    -------    -------    -------
  Investment Operations:
  Net investment income
  (loss)..................      (0.05)         --(b)      0.03       0.05          0.06       0.13       0.11       0.08
  Net realized and
  unrealized gain on
  investments.............       7.21       11.22         6.15       0.17          6.34       0.52       5.59       1.31
                              -------     -------      -------    -------       -------    -------    -------    -------
   Total From Investment
   Operations.............       7.16       11.22         6.18       0.22          6.40       0.65       5.70       1.39
                              -------     -------      -------    -------       -------    -------    -------    -------
  Distributions:
  From net investment
  income..................         --          --(b)     (0.04)     (0.03)        (0.09)     (0.12)     (0.11)     (0.06)
  From net realized gains.      (3.88)         --           --         --         (0.32)     (1.32)     (0.80)        --
                              -------     -------      -------    -------       -------    -------    -------    -------
   Total Distributions....      (3.88)         --(b)     (0.04)     (0.03)        (0.41)     (1.44)     (0.91)     (0.06)
                              -------     -------      -------    -------       -------    -------    -------    -------
  Net Asset Value, End of
  Period..................    $ 30.83     $ 27.55      $ 16.33    $ 10.19       $ 21.32    $ 15.33    $ 16.12    $ 11.33
                              =======     =======      =======    =======       =======    =======    =======    =======
  Total Return............      27.66%      68.74%       60.85%      2.23%(c)     41.92%      4.80%     51.67%     13.91%(c)
                              =======     =======      =======    =======       =======    =======    =======    =======
  Ratios and Supplemental
  Data:
  Ratios to Average Net
  Assets
  Net Expenses............       0.80%       0.71%        0.70%      0.70%(e)      0.80%      0.70%      0.70%      0.70%(e)
  Gross Expenses(d).......       0.93%       0.93%        0.97%      1.11%(e)      0.95%      0.97%      1.00%      1.12%(e)
  Net Investment Income...      (0.18)%      0.00%        0.23%      0.66%(e)      0.31%      0.87%      0.81%      0.94%(e)
  Portfolio Turnover......         44%         22%          19%        20%(e)        45%        55%        51%        64%(e)
  Net Assets at end of
  Period
  (000's omitted).........    $85,889     $88,045      $51,441    $27,183       $53,978    $39,307    $34,766    $23,687

 -----
 (a) Commencement of Operations
 (b) Amount represents less than $0.01 per share.
 (c) Not annualized
 (d) Expense ratios before waiver of fees and reimbursement of expenses, if any, by the adviser and administrators.
 (e) Annualized
                      See Notes to Financial Statements.

                         Excelsior Institutional Trust

                         Notes to Financial Statements

1. Significant Accounting Policies:

  Excelsior Institutional Trust (the "Trust") is a business trust organized under the laws of the State of Delaware on May 11, 1994. The Trust is registered under the Investment Company Act of 1940 ("Act") and the Securities Act of 1933 as an open-end diversified management investment company. The Trust currently offers shares in the following six funds (each a "Fund", collectively, the "Funds"), each having its own investment objectives and policies: Excelsior Equity Fund ("Equity Fund"), Excelsior Income Fund ("Income Fund"), Excelsior Total Return Bond Fund ("Total Return Bond Fund"), Excelsior International Equity Fund ("International Equity Fund"), Excelsior Optimum Growth Fund ("Optimum Growth Fund") and Excelsior Value Equity Fund ("Value Equity Fund"). With regard to International Equity Fund, Optimum Growth Fund and Value Equity Fund, the Trust offers two classes of shares:
Institutional Shares and Shares. At March 31, 2000, International Equity Fund has not issued Shares. The Financial Highlights of the Shares are presented in separate annual reports.

  The following is a summary of the significant accounting policies of the Funds. Such policies are in conformity with generally accepted accounting principles for investment companies and are consistently followed by the Funds in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from these estimates.

  a) Valuation of Investments -- Investments in securities that are traded on a recognized domestic stock exchange are valued at the last sale price on the exchange on which such securities are primarily traded or at the last sale price on a national securities market. Securities traded over-the-counter are valued each business day on the basis of closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the most recent bid and asked prices (as calculated by an independent pricing service (the "Service") based upon its evaluation of the market for such securities) when, in the judgment of the Service, quoted bid and asked prices for securities are readily available and are representative of the market. Bid price is used when no asked price is available. Investments in securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value is so established is likely to have changed such value, then a fair value of those securities will be determined by consideration of other factors under the direction of the Funds' Trustees. A security which is traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market on which the security is traded.

  All other foreign securities are valued at the last current bid quotation if market quotations are available, or at fair value as determined in accordance with policies established by the Board of Trustees. Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing upon the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

                         Excelsior Institutional Trust

  Securities for which market quotations are not readily available are valued at fair value pursuant to guidelines adopted by the Funds' Trustees. Short-term debt instruments with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

  b) Forward foreign currency exchange contracts -- The International Equity Fund's participation in forward foreign currency exchange contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging involves the purchase or sale of foreign currency with respect to specific receivables or payables of a Fund generally arising in connection with the purchase or sale of its portfolio securities. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, on the date of default. Risk may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Contracts are marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation. Realized gains and losses arising from such transactions are included in net realized gains or losses from foreign currency transactions.

  c) Security transactions and investment income -- Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, including where applicable, amortization of discounts and premiums on investments, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the dividend.

  d) Dividends to Shareholders -- Dividends equal to all or substantially all of each Fund's net investment income will be declared and paid as follows: For the Equity Fund, Optimum Growth Fund, and Value Equity Fund, dividends will be declared and paid at least quarterly; for the Income Fund and Total Return Bond Fund, dividends will be declared daily and paid monthly; and for the International Equity Fund, dividends will be declared and paid at least once a year. Distributions to shareholders of net realized capital gains, if any, are normally declared and paid annually, but the Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Trust not to distribute such gain.

  Dividends and distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies, deferral of losses on wash sales, and net capital losses incurred after October 31 and within the taxable year ("Post-October losses").

  In order to avoid a Federal excise tax, each Fund is required to distribute certain minimum amounts of net realized capital gain and net investment income for the respective periods ending October 31 and December 31 in each calendar year.

  e) Repurchase agreements -- The Funds may purchase portfolio securities from financial institutions deemed to be creditworthy by the investment adviser subject to the seller's agreement to repurchase and the Funds' agreement to resell such securities at mutually agreed upon prices. Securities purchased subject to such repurchase agreements are deposited with the Funds' custodian or are maintained in the Federal Reserve/Treasury book-entry system and must have, at all times, an aggregate market value not less than the repurchase price.

                         Excelsior Institutional Trust

  If the value of the underlying security falls below the value of the repurchase price, the Funds will require the seller to deposit additional collateral by the next business day. Default or bankruptcy of the seller may, however, expose the applicable Fund to possible delay in the connection with the disposition of the underlying securities or loss to the extent that proceeds from the sale of the underlying securities were less than the repurchase price under the agreement.

  f) Deferred Organization Expense -- Expenses incurred by each Fund in connection with its organization are being amortized on a straight-line basis over a five year period.

  g) Expense Allocation -- Expenses incurred by the Trust with respect to any two or more Funds in the Trust are allocated in proportion to the average net assets of each Fund, except where allocations of direct expenses to each Fund can otherwise be fairly made. Expenses directly attributable to a Fund are charged to that Fund and expenses directly attributable to a particular class of shares in a Fund are charged to such class.

  h) Federal Income Taxes -- It is the policy of each Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders.

  At March 31, 2000, the following Portfolios had approximate capital loss carryforwards for Federal tax purposes available to offset future net capital gains through the indicated expiration dates:

                                                                 Expiration Date
                                                                    March 31,
                                                                      2008
                                                                 ---------------
Income Fund.....................................................    1,377,000
Total Return Bond Fund..........................................    4,838,000

  To the extent that such carryforwards are utilized, no capital gain distributions will be made.

  Post-October losses are deemed to arise on the first business day of a Portfolio's next taxable year. International Equity Fund and Value Equity Fund incurred, and elected to defer, net currency losses of approximately $203,000 and $50 respectively, for the year ended March 31, 2000. In addition, Income Fund, Total Return Bond Fund and Value Equity Fund incurred, and elected to defer, net capital losses of approximately $885,000, $3,056,000, and $511,000, respectively, for the year ended March 31, 2000.

  At March 31, 2000, the aggregate cost and gross unrealized appreciation and gross unrealized depreciation in the value of investments owned by the Funds, as computed on a federal tax basis, were as follows:

                                                     Total Return  International   Optimum       Value
                            Equity        Income         Bond         Equity       Growth       Equity
                             Fund          Fund          Fund          Fund         Fund         Fund
                         ------------  ------------  ------------  ------------- -----------  -----------
Aggregate Cost.......... $127,106,968  $100,551,980  $268,024,234   $77,657,165  $45,533,476  $27,881,992
                         ============  ============  ============   ===========  ===========  ===========
Gross unrealized
 appreciation........... $ 90,877,788  $    521,729  $    323,920   $50,315,394  $63,032,056  $28,230,348
                         ------------  ------------  ------------   -----------  -----------  -----------
Gross unrealized
 depreciation...........   (6,828,711)   (2,241,230)   (6,211,065)   (4,715,412)  (1,505,968)  (1,267,886)
                         ------------  ------------  ------------   -----------  -----------  -----------
Net unrealized
 appreciation
 (depreciation)......... $ 84,049,077  $ (1,719,501) $ (5,887,145)  $45,599,982  $61,526,088  $26,962,462
                         ============  ============  ============   ===========  ===========  ===========

                         Excelsior Institutional Trust

2. Investment Advisory Fee, Administration Fee, Distribution Expenses and Related Party Transactions:

  a) United States Trust Company of New York ("U.S. Trust NY") and U.S. Trust Company (collectively with U.S. Trust NY, "U.S. Trust") serve as the investment adviser to the Equity Fund, Income Fund, Total Return Bond Fund, International Equity Fund, Optimum Growth Fund, and Value Equity Fund. For the services provided pursuant to the Investment Advisory Agreements, U.S. Trust is entitled to receive a fee, computed daily and paid monthly, at the annual rate of 0.65% of the average daily net assets of each Fund other than the International Equity Fund, and 1.00% of the International Equity Fund's average daily net assets.

  U.S. Trust NY is a state-chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Company is a Connecticut state bank and trust company. Each is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company.

  On January 12, 2000, The Charles Schwab Corporation ("Schwab") and U.S. Trust Corporation entered into a definitive agreement to merge (the "Merger"). After the Merger, U.S. Trust Corporation will be a wholly-owned subsidiary of Schwab. The Merger is subject to the approval of U.S. Trust Corporation shareholders. The Merger is expected to take place on or about May 31, 2000, but could occur later.

  As a consequence of the Merger and in order to provide continuity of investment advisory services, the Board of Trustees of the Trust proposed for the approval of its shareholders a new advisory agreement with U.S. Trust. The new proposed advisory agreement was submitted to and approved by a vote of the Trust's shareholders. The election of Trustees for the Trust, as proposed, was also approved at the meeting for the Trust -- see "Voting Results of Special Meeting of Shareholders". The new advisory agreements will become effective on the date of the Merger.

  b) U.S. Trust Company, Chase Global Funds Services Company, a corporate affiliate of The Chase Manhattan Bank, and Federated Administrative Services, a wholly-owned subsidiary of Federated Investors, Inc., (collectively, the "Administrators") provide administrative services to the Trust. For the services provided to the Funds, the Administrators are entitled jointly to annual fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of the Funds (excluding International Equity Fund), Excelsior Funds, Inc. (excluding its international equity portfolios), and Excelsior Tax-Exempt Funds, Inc., all of which are affiliated investment companies, as follows: 0.200% of the first $200 million, 0.175% of the next $200 million, and 0.150% over $400 million. Administration fees payable by each Fund of the three investment companies are determined in proportion to the relative average daily net assets of the respective Funds for the period paid. The Administrators are entitled jointly to annual fees, computed daily and paid monthly, based on the average daily net assets of the International Equity Fund at an annual rate of 0.20%. For the year ended March 31, 2000, administration fees charged by U.S. Trust Company were as follows:

Equity Fund........................................................... $ 83,956
Income Fund........................................................... $ 35,100
Total Return Bond Fund................................................ $115,493
International Equity Fund............................................. $ 94,735
Optimum Growth Fund................................................... $ 43,955
Value Equity Fund..................................................... $ 20,761

                         Excelsior Institutional Trust

  c) From time to time, as they may deem appropriate in their sole discretion, U.S. Trust and the Administrators may undertake to waive a portion or all of the fees payable to them and also may reimburse the Funds for a portion of other expenses. For the period from April 1, 1999 through November 18, 1999, U.S. Trust voluntarily waived fees and reimbursed expenses to the extent necessary to keep total operating expenses from exceeding certain annual percentages of each Fund's average daily net assets as specified below. Beginning November 19, 1999, U.S. Trust contractually agreed to waive investment advisory fees and to reimburse other ordinary operating expenses through March 31, 2000 to the extent necessary to keep total operating expenses from exceeding these annual percentages. U.S. Trust has extended this contractual agreement through the fiscal year ended March 31, 2001.

Equity Fund.............................................................. 0.70%
Income Fund.............................................................. 0.50%
Total Return Bond Fund................................................... 0.50%
International Equity Fund -- Institutional Shares........................ 0.90%
Optimum Growth Fund -- Institutional Shares.............................. 0.80%
Value Equity Fund -- Institutional Shares................................ 0.80%
Optimum Growth Fund--Shares.............................................. 1.05%
Value Equity Fund--Shares................................................ 1.05%

For the year ended March 31, 2000, U.S. Trust waived investment advisory fees in the following amounts:

Equity Fund......................................................... $  386,474
Income Fund......................................................... $  324,481
Total Return Bond Fund.............................................. $1,016,516
International Equity Fund........................................... $  600,158
Optimum Growth Fund................................................. $  121,458
Value Equity Fund................................................... $   71,673

  d) The Trust, on behalf of the Funds, has entered into administrative servicing agreements with various service organizations (which may include affiliates of U.S. Trust) requiring them to provide administrative support services to their customers owning shares of the Funds. As a consideration for the administrative services provided by each service organization to its customers, each Fund will pay the service organization an administrative service fee at the annual rate of up to 0.40% of the average daily net asset value of its shares held by the service organizations' customers. Such services may include assisting in processing purchase, exchange or redemption requests; transmitting and receiving funds in connection with customers orders to purchase, exchange or redeem shares; and providing periodic statements.

  Through the year ended March 31, 2000, U.S. Trust and the Administrators voluntarily agreed to waive investment advisory and administration fees payable by each Fund in an amount equal to the administrative service fees expense (including fees paid to affiliates of U.S. Trust) by such Fund. They will continue to do so through July 31, 2000. Effective August 1, 2000, U.S. Trust has voluntarily agreed to continue waiving investment advisor and administration fees payable by each Fund in an amount equal to the administrative services fees expense paid to subsidiaries of U.S. Trust Corporation. For the year ended March 31, 2000, U.S. Trust and the Administrators waived investment advisory and administration fees in amounts equal to the administrative service fees for the Funds as follows:

                                                       U.S. Trust Administrators
                                                       ---------- --------------
Optimum Growth Fund...................................  $12,241       $1,545

                         Excelsior Institutional Trust

  e) Pursuant to a Distribution Agreement, Edgewood Services, Inc. (the "Distributor") serves as the Trust's distributor. Under the Funds' Distribution Plan, adopted pursuant to Rule 12b-1 under the Act, the Shares of the International Equity Fund, Optimum Growth Fund and Value Equity Fund may compensate the Distributor monthly for its services which are intended to result in the sale of Shares, in an amount not to exceed the annual rate of 0.25% of the average daily net asset value of each Fund's outstanding Shares.

  f) Trustees receive an annual fee of $4,000, plus a meeting fee of $250 for each meeting attended. In addition, the Trust reimburses independent Trustees for reasonable expenses incurred when acting in their capacity as Trustees. Effective March 3, 2000, each Trustee serving on the Nominating Committee of the Trust also receives an annual fee of $1,000 for services in connection with this committee. Effective as of the same date the Chairman of the Board receives an additional annual fee of $5,000 for services in this capacity.

3. Purchases and Sales of Investment Securities:

  a) Investment transactions (excluding short-term investments) for the year ended March 31, 2000 were as follows:

                                                        Cost of      Proceeds
                                                       Purchases    From Sales
                                                      ------------ ------------
Equity Fund.......................................... $ 51,665,880 $ 68,790,874
Income Fund.......................................... $135,086,702 $ 96,453,373
Total Return Bond Fund............................... $330,281,021 $286,778,519
International Equity Fund............................ $ 44,968,896 $ 58,128,646
Optimum Growth Fund.................................. $ 44,134,756 $ 61,093,240
Value Equity Fund.................................... $ 21,063,778 $ 22,909,314

  b) Investment transactions in U.S. Government and Agency Obligations (excluding short-term investments) for the year ended March 31, 2000 were as follows:

                                                         Cost of      Proceeds
                                                        Purchases    From Sales
                                                       ------------ ------------
Income Fund........................................... $ 89,374,445 $ 52,772,180
Total Return Bond Fund................................ $181,163,598 $173,419,776

4. Line of Credit:

  The Portfolios and other affiliated funds participate in a $250 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Portfolio shares. Interest is charged to each Portfolio, based on its borrowings, at a rate equal to the Federal Funds Rate plus up to 2% per year. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating Portfolios at the end of each quarter. For the year ended March 31, 2000, the Portfolios had no borrowings under the agreement.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees
Excelsior Institutional Trust

  We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Excelsior Equity, Excelsior Income, Excelsior Total Return Bond, Excelsior International Equity, Excelsior Optimum Growth, and Excelsior Value Equity Funds (the six portfolios constituting the Excelsior Institutional Trust) (the "Trust") as of March 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2000, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Excelsior Equity, Excelsior Income, Excelsior Total Return Bond, Excelsior International Equity, Excelsior Optimum Growth, and Excelsior Value Equity Funds at March 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                          /s/ Ernst & Young LLP

Boston, Massachusetts
May 24, 2000

                      Federal Tax Information (Unaudited):

  For the year ended March 31, 2000, the percentage of dividends paid that qualify for the 70% dividends received deduction for corporate shareholders, the designation of long-term capital gains, the amounts expected to be passed through to shareholders as foreign tax credits and the percentage of income earned from direct Treasury obligations are approximated as follows:

                                     Dividends     20%
                                     Received   Long-Term   Foreign Tax Treasury
Fund                                 Deduction Capital Gain   Credit     Income
----                                 --------- ------------ ----------- --------
Equity Fund.........................  20.59%   $11,721,000         --        --
Income Fund.........................      --        11,000         --    28.14%
Total Return Bond Fund .............      --            --   $120,000    36.88%
International Equity Fund...........      --       479,000         --        --
Optimum Growth Fund.................      --    14,259,000         --    11.56%
Value Equity Fund...................  30.54%        16,000         --        --

  In addition, for the year ended March 31, 2000, gross income derived from sources within foreign countries for the International Equity Fund approximately amounted to $1,041,700.

        Voting Results of Special Meetings of Shareholders: (Unaudited)

  The proposals described below were submitted to a vote of shareholders of the Trust at a special meeting of shareholders held on May 3, 2000 and a subsequent meeting held on May 19, 2000 with regard to Income Fund (the "Meetings"):

  Proposal No. 1 -- To elect Messrs. Wonham, Tannachion, Campbell, Dugan, Frankl, Robinson, Drake and Piel as trustees:

  At the Meetings the shareholders of the Trust approved Proposal No. 1 as follows:

                         For                                 Against                             Abstain
                      ----------                             -------                             -------
                      43,808,516                               538                               89,706

  Proposal No. 2 -- Approval of a new investment advisory agreement between the Funds and U.S. Trust:

  At the Meetings the shareholders of each Fund approved Proposal No. 2 as follows:

Portfolio                                                For     Against Abstain
---------                                             ---------- ------- -------
Equity Fund..........................................  8,530,759      --  69,954
Income Fund.......................................... 13,134,305 634,949 643,019
Total Return Bond Fund............................... 23,475,213      --      --
International Equity.................................  5,853,506      --      --
Optimum Growth Fund..................................  3,378,334     538  19,710
Value Equity Fund....................................  2,570,704      --      42